UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John H. Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Davenport Core Leaders Fund (DAVPX)

Davenport Value & Income Fund (DVIPX)

Davenport Equity Opportunities Fund (DEOPX)

Davenport Small Cap Focus Fund (DSCPX)

Davenport Balanced Income Fund (DBALX)

ANNUAL REPORT

March 31, 2023

THE DAVENPORT FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	March 31, 2023

Dear Shareholders,

Stocks managed to perform surprisingly well in the fiscal fourth quarter despite the double whammy of hawkish talk from the Federal Reserve (the “Fed”) and turbulence in the banking system. However, it wasn’t always smooth sailing. In early February, the S&P 500® Index was up 9% and looked to be on its way to a swift recovery from 2022 losses. However, this proved too good to be true, as recession fears ultimately resurfaced and prompted stocks to decline from early February to mid-March. After a late-March rally, the S&P 500 and Russell 2000® Index finished the final quarter up 7.50% and 2.74%, respectively. Growth-oriented areas like technology (up 21.82%) dramatically outperformed more cyclical sectors such as energy (down 4.67%) and financials (down 5.56%) as recession risks grew.

What caused the wild ride? Stocks started the fiscal fourth quarter with a bang as hopes for an economic “soft landing” sprung eternal. But, inflationary pressure proved more persistent than hoped and prompted the Fed to renew its commitment to containing price increases with interest rate hikes. “Hawkish” policy aimed at subduing inflation naturally raises the risk of economic slowdown. As an important aside, higher interest rates have also made fixed income vehicles (Treasuries, CDs, money market funds etc.) more competitive when compared to stocks. For sure, it makes more sense to consider a 6-month T-bill when yielding nearly 5% as compared to roughly 1% a year ago.

Later in the final quarter, stress in our banking system took center stage. Silicon Valley Bank (“SVB”) collapsed after large investment losses and deposit flight caused its equity value to evaporate. While a somewhat unusual situation, SVB’s failure gave way to pressure elsewhere in the regional banking system and created fear of broader financial contagion. The mess appears to have been contained with the help of the federal government. Nonetheless, it has brought about an incremental threat to the economy. Indeed, deposit flight and heightened regulation may impair the ability for many banks to lend, and capital could become more expensive. This is not to mention the negative impact to consumer confidence created by these recent headlines.

Recession risks have clearly risen as a result of the banking debacle and most economists now believe there’s greater than a 50% chance economic growth turns negative before year end. However, there is a positive flipside to this coin that supported stocks late in the quarter. While still focused on quelling inflation, the Fed now seems more attuned to heightened economic risks and may start to slowly back away from restrictive policy if inflation subsides alongside economic duress. At a minimum, it already appears the pace of interest rate hikes is peaking. Some are even predicting interest rate cuts within the next 12 months. Barring a severe recession, “looser” policy and lower interest rates should be a positive for asset classes such as stocks.

Putting it all together creates a tricky conundrum for investors. On one hand, we clearly have ongoing inflation pressures as well as heightened economic risk. On the other hand, the interest rate hikes that were the primary headwind for stocks in 2022 may be coming to an end. Acknowledging these fighting forces, we reiterate our comments from year end. We noted that the stock market’s overall valuation level seemed fair (i.e. not overly cheap or expensive) and returns should moderate when compared to the turbo-charged “cheap money” era. Adding to that, we also think investing in high quality business models with durable growth and low debt levels makes more sense than ever. We continue to seek out such opportunities at reasonable prices and have added some new names to our Funds.

In further news, we are pleased to announce we have moved to a team management structure for both the Core Leaders and Value & Income Funds as of March 31, 2023. Individual Fund decisions will be made at a team level similar to the Equity Opportunities Fund and Small Cap Focus Fund. We believe having dedicated teams will allow for greater flexibility, focus and accountability when managing the Funds. The new Fund teams are as follows:

●	Davenport Core Leaders Fund: George Smith, Chris Pearson, Jeff Omohundro

●	Davenport Value & Income Fund: George Smith, Adam Bergman, Mike Beall

While the new teams will take on the responsibility of daily investment decisions, it is important to acknowledge the Investment Policy Committee (“IPC”), which includes the members of the Fund teams, will remain an integral part of Davenport Asset Management. The IPC will continue to provide guidance, ideas and market perspective on a weekly basis.

Davenport Core Leaders Fund

The following chart represents Davenport Core Leaders Fund’s (DAVPX) performance and the performance of the S&P 500® Index*, the Core Leaders Fund’s primary benchmark, for the periods ended March 31, 2023.

							Fiscal Year
						Since	2023
	Fiscal Q4					Inception	Expense
	2022	1 Year	3 Years**	5 Years**	10 Years**	1/15/98**	Ratio
Core Leaders Fund	3.77%	-11.37%	13.36%	7.86%	9.70%	7.02%	0.87%
S&P 500® Index*	7.50%	-7.73%	18.60%	11.19%	12.24%	7.97%

30-Day SEC Yield: 0.67%; Expense Ratio in current prospectus: 0.86%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

The Davenport Core Leaders Fund (DAVPX) appreciated 3.77% during the final fiscal quarter of 2023, lagging the 7.50% advance for the S&P 500® Index. For the fiscal year, the Fund declined 11.37% compared to the 7.73% decline for the Index. Frustratingly, this quarter’s shortfall had much to do with what we didn’t own (or were underweight), as investors rotated into the perceived safety of the largest growth/tech index constituents amid concerns of slowing growth and financial instability (more on this below).

Before digging into the specifics of performance and activity, we wanted to address our decision to change the Fund’s name from the Core Fund to the Core Leaders Fund effective March 31st. It’s important to note that this change does not signify a shift in strategy or approach. Rather, we feel “Core Leaders” better reflects the Fund’s mission to be a one-stop shop for the world’s most established, dominant and durable franchises. While our discipline around quality, returns on capital, valuation and risk may cause deviations from the S&P 500® at times, we believe our approach will be a positive differentiator over time.

With respect to performance, underweight stances in Apple, Inc. (AAPL) and Microsoft Corp. (MSFT), combined with a lack of exposure to highflyers such as Tesla, Inc. (TSLA) and NVIDIA Corp. (NVDA) accounted for more than half of the Fund’s relative shortfall. Despite serving as headwinds to relative results, AAPL and MSFT were among the Fund’s top contributors. Combined, these two companies represented nearly 14% of the S&P 500®at quarter end. Microsoft is our largest position and we remain sanguine on the stock given its diversified cash flow streams, recurring revenue model and reasonable valuation. Meta Platforms, Inc. (META) was the Fund’s top contributor, increasing more than 76% alongside strong results aided by significant cost-cutting initiatives. We are pleased to have added to the position at a timely juncture early in the year. Financial services firm Charles Schwab Corp. (SCHW), a new addition, was the Fund’s biggest detractor. Though we continue to believe in the durability of Schwab’s operating model, recent banking turmoil and interest rate volatility have cast a pall of uncertainty over the firm’s near-term earnings power. Elsewhere, energy exposure served as a detractor with holdings in Pioneer Natural Resources Co. (PXD) and EOG Resources, Inc. (EOG) posting declines. We elected to add to our position in EOG on weakness given its status as a low-cost domestic operator with a long reserve life, strong balance sheet and high returns on capital.

Early in the quarter we initiated a new position in Intercontinental Exchange, Inc. (“ICE”), a global provider of market infrastructure (e.g. security exchanges), data/analytics, and mortgage technology solutions. Shares underperformed following the announced acquisition of mortgage software provider Black Knight, Inc. (BKI). The FTC moved to block the acquisition on the basis of consumer protection. We view the recent weakness as an opportunity to gain access to a high return, wide moat business at a discounted valuation. Regardless of the transaction’s outcome, we believe any resolution will eliminate a key headline headwind for the stock. If the deal goes through, ICE will increase its reach within the mortgage technology industry. If the deal is blocked, ICE could immediately resume share repurchases, pay down debt, and re-focus on its core businesses. Ultimately, ICE is well positioned to benefit from secular tailwinds including elevated market volatility, demand for risk management products, increasing “datafication” and “electronification” within financial services, and passive investing.

In March, we established a position in Republic Services, Inc. (RSG), the #2 provider of solid waste disposal services in the U.S. Solid waste is a very wide-moat, defensive business. New landfill capacity requires significant regulatory permitting, allowing annuity-like revenue streams that are resilient through a variety of economic cycles. The recent investor rotation into more pro-cyclical names resulted in relative weakness in solid waste company valuations. We initiated a position in RSG at a discount to both peers and its own historical valuation. The combination of strong pricing power and modest volume growth should allow RSG to compound free cash flow at a low-double-digit rate. Including the ~1.5% dividend yield, we think the stock can produce a 10%-15% annual total return with very good visibility.

In closing, we were disappointed to have encountered unfavorable market dynamics during the quarter, but remain optimistic about the quality and positioning of the Fund. We continue to add world-class businesses at what we believe to be attractive prices. Ultimately, we feel this differentiated collection of “Core Leaders” will deliver attractive returns with an eye towards minimizing risk.

The following are transactions performed in the Core Leaders Fund for the quarter ended March 31, 2023.

Recent Purchases:

Accenture PLC (ACN) - We expect ACN to extend its track record of predictable growth, strong cash generation and prudent capital allocation. With the stock trading below long-term averages, we thought it was timely to add exposure and elected to add to our position.

Charles Schwab Corp. (SCHW) - SCHW is a financial services company offering banking, investing, consulting, and wealth management advisory services to both retail and institutional clients. We feel the company has many “levers” to pull that should drive high-teens earnings growth and decided to establish a position in a high quality, defensive, market leader.

Charles Schwab Corp. (SCHW) – Aside from the failure of Silicon Valley Bank (SVB) and Signature Bank, we believe SCHW’s size, diversified retail client base, and access to external funding sources insulate it. We believe SCHW’s operating model remains intact, and elected to increase the portfolio’s position.

Costco Wholesale Corp. (COST) - We believe COST is a great business that not only provides above-average growth, but also defensive characteristics given its membership model that drives predictable sales and cash flow. We elected to beef up the position on the continued weakness and at a valuation significantly below its historical average.

EOG Resources, Inc. (EOG) - EOG has pulled back from the highs seen in November alongside falling oil prices and general softness in the energy sector. We believe this weakness offers an attractive opportunity to increase our energy exposure and elected to add to our position.

EOG Resources, Inc. (EOG) - EOG has been a tremendous value creator over time and has a great set of low-cost, low-risk U.S. shale assets. We think this is a good time to add to our position again.

Intercontinental Exchange, Inc. (ICE) - Investors have often misunderstood some of ICE’s acquisitions in the past and we think any regulatory resolution, regardless of the outcome, would remove ICE from the penalty box and allow for price appreciation and multiple expansion. We think this offers an opportunity to purchase a position in the dominant, well-run, bellwether franchise.

Meta Platforms, Inc. (META) - META has recently shown signs of improved cost discipline and we expect the company to remain focused on further cost controls going forward. Due to this, we elected to add to our position.

Republic Services, Inc. (RSG) – RSG is the #2 provider of solid waste disposal services in the U.S. with 14MM customers across 47 states. Long-term, we expect there is potential upside to estimates from renewable natural gas, motivating our decision to initiate a position.

Walt Disney Co. (DIS) - We expect the CEO will help DIS to reinvigorate growth, refocus its strategy across all segments, and return the company back to its former glory. For this reason, we elected to add to our position.

Walt Disney Co. (DIS) - Following our earlier add in the quarter, the CEO inferred that DIS may be open to selling its stake in Hulu which would allow the company to pay off much of its debt and focus on the core businesses. We are confident in management’s ability to deliver on its initiatives and elected to add again.

Recent Sales:

Alphabet, Inc. (GOOG/GOOGL) - GOOG/GOOGL is currently navigating a challenging ad environment, slowing Cloud growth, and yet another lawsuit from the Department of Justice. We think it’s prudent to take some off the table.

Apple, Inc. (AAPL) - We are becoming concerned about AAPL’s ability to continue to grow off of such a large base, and the company’s growth/financials may be pressured throughout the year. We elected to chip the position, but feel comfortable maintaining a smaller position for the longer-term.

Booking Holdings, Inc. (BKNG) - We feel the shares are fairly valued at current levels given the company does face potential headwinds. All told, we think risk/reward profile is more balanced at current levels and elected to sell our position.

CarMax, Inc. (KMX) - It is difficult to part ways with a long-standing holding and a quality business that we believe will continue to take share within the used car industry. However, we feel the stock carries more downside than upside potential.

T-Mobile US, Inc. (TMUS) - After the outsized performance of late, we feel the profile is more balanced given the possibility for an industry-wide slowdown in subscriber growth. We think the upside from here is limited and elected to exit the position.

Union Pacific Corp. (UNP) – Mid-quarter, UNP provided an update on the timing of its active leadership succession planning. While there is speculation that the former UNP Chief Operating Officer could be the front-runner, it would likely be well received so we elected to chip our position on near-term strength.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index*, the Value & Income Fund’s primary benchmark, the S&P 500® and the Lipper Equity Income Index for the periods ended March 31, 2023.

							Fiscal
						Since	Year 2023
	Fiscal Q4					Inception	Expense
	2022	1 Year	3 Years**	5 Years**	10 Years**	12/31/10**	Ratio
Value & Income Fund	1.38%	-11.81%	14.64%	5.19%	7.87%	9.37%	0.87%
Russell 1000® Value Index	1.01%	-5.91%	17.93%	7.50%	9.13%	9.89%
S&P 500® Index*	7.50%	-7.73%	18.60%	11.19%	12.24%	12.34%
Lipper Equity Income Index*	0.23%	-4.53%	16.99%	8.34%	9.23%	7.68%

30-Day SEC Yield: 2.07%; Expense Ratio in current prospectus: 0.87%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. The Lipper Equity Income Index is an unmanaged index of the 30 largest Funds in the Lipper Equity Income Fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

The Davenport Value & Income Fund (DVIPX) increased 1.38% in the fiscal fourth quarter. This compares to the Fund’s primary benchmark, the Russell 1000® Value Index, which increased 1.01% in the quarter as well as the S&P 500® Index, which increased 7.50%. For the fiscal year, the Fund declined 11.81%, behind the Russell 1000 Value® Index’s 5.91% decline. The S&P 500® Index declined 7.73% in fiscal 2023.

After playing relatively decent defense in 2022, value stocks took a breather in the fiscal fourth quarter as heightened economic uncertainty led to a repositioning into more durable growth names (NASDAQ® +16.8% in the quarter). This can be attributed to several related factors, including the failure of several bespoke banks that spooked investors about banks generally. Banks comprise a sizable percentage of most value indices. Further, the late-quarter decline in intermediate- and longer-term interest rates tended to benefit longer-duration (high-growth technology) assets the most. Despite this backdrop, we were pleased to outperform our benchmark in the quarter and continue to believe the Fund is well positioned.

Our Fund’s performance for the fiscal fourth quarter was led by an eclectic mix of names including Watsco Inc. (WSO), Fairfax Financial Holdings Ltd. (FRFHF), Capital One Financial Corp. (COF), and QUALCOMM, Inc. (QCOM). Similarly, key detractors spanned multiple sectors, led by SL Green Realty Corp. (SLG), Johnson & Johnson (JNJ), Fidelity National Information Systems, Inc. (FIS), and Norfolk Southern Corp. (NSC). Many of the moves by these stocks were due to company specific events (such as the NSC train derailment in Ohio) as opposed to sector-based influences. Heightened volatility during the quarter gave us attractive opportunities to improve the portfolio’s positioning.

We initiated a position in Sanofi S.A. (SNY), one of the world’s largest drug and vaccine makers. Sanofi’s business is comprised of pharmaceuticals, including blockbuster Dupixent (dermatology/asthma uses), vaccines (including flu and polio/pertussis), and consumer products (including brands such as Allegra, Aspercreme, and IcyHot). Sanofi is in the middle of a margin enhancement program designed to drive its operating margin from 30% to 32% by 2025. If successful, which we think it will be, the program would drive an incremental 8% to profits and cash flow. The company has grown its dividend for 28 consecutive years and yields ~2.5%. At the time of our purchase, SNY traded at ~10x earnings, which we consider attractive on the current portfolio, not to mention the potential of 3-5 products in the pipeline.

We also made two transactions that we view as reducing the balance sheet risk and improving the overall risk/reward of the Fund. First, while a bit early, we initiated a position in Fidelity National Information Services, Inc. (FIS), the largest payments processing company in the world. Several temporary headwinds afforded us the ability to buy the stock at low double-digit earnings multiple, near a generational low. With an activist involved and a 10% dividend growth rate, we see the opportunity for solid shareholder returns as the headwinds abate. Relatedly, we sold our position in Capital One Financial Corp. (COF) as the stock spiked amid a view that the company would be among those that would benefit the most from a potential “soft landing” of the economy. Second, we sold our position in Kraft Heinz Co. (KHC) to fund our purchase of J.M. Smucker Co. (SJM). Kraft has struggled amidst high input costs and a years-long business turnaround. Smucker, a leading food and beverage producer in attractive end markets such as coffee, consumer food/snacks, and pet food, is also undergoing a portfolio transformation, but one we think has a high likelihood of success. The company has increased its dividend for 21 consecutive years and yields ~2.7%.

There were several other chips and additions during the quarter with the most notable being increasing our position in Elevance Health, Inc. (ELV). Shares of Elevance and other managed care companies lagged in the final quarter as investors focused on higher-beta names. The company continues to evolve its business model in the mold of peer UnitedHealth Group Inc. (UNH), which should drive double-digit earnings growth over the next several years. With the stock trading at 14x earnings, we used the weakness to add to our position.

In sum, the volatile markets in the fiscal fourth quarter offered opportunity to upgrade the risk/ reward profile of the Fund at attractive prices. With a mix of traditional value and dividend payers, as well as a renewed focus on dividend growth, we like the collection of businesses we own.

The average constituent in the Value & Income Fund has raised its dividend approximately 9% year-over-year, providing shareholders with a “pay raise” well in excess of the prevailing level of inflation.

The following are transactions performed in Value & Income Fund for the quarter ended March 31, 2023.

Recent Purchases:

Diageo PLC (DEO) - As sales normalize, we think DEO should regain its 5%-7% organic growth range. This, if coupled with continued margin expansion and share repurchases could drive solid double-digit earnings per share (EPS) growth. For these reasons, we elected to add to our position.

Elevance Health, Inc. (ELV) – ELV (formerly Anthem) continues to evolve its business model in the mold of larger peer United Health (UNH). Thus, we elected to add to our position.

Elevance Health, Inc. (ELV) – Shares of ELV and other managed care companies have lagged this year as investors have focused on higher-beta names and new proposed Medicare Advantage rates were less than expected. We believe this sell-off has given us a prime opportunity to add to our position.

Fidelity National Information Services, Inc. (FIS) - Our purchase comes at a time when FIS shares are trading near 10x earnings and a 40% discount to the S&P 500®, both generational lows. FIS’ discount reflects a recent flattening in the company’s earnings trajectory, which we believe largely owes to temporary factors.

J.M. Smucker Co. (SJM) – SJM is a leading food and beverage producer. SJM is undergoing a portfolio transformation, including the recently announced sale of some low-margin pet food businesses, to focus on attractive long-term end markets. We are attracted to the company’s 21 consecutive years of dividend increases and elected to initiate a position.

L3Harris Technologies. Inc. (LHX) - We last transacted in LHX in March of 2022, chipping our position following the Russian invasion of Ukraine. Recently, defense stocks have sold off on headline budgetary concerns. We think now is a good time to bring LHX to a more normal sized position by adding to it.

NextEra Energy, Inc. (NEE) - Last year it was disclosed that Florida Power & Light (FPL) is being investigated for potential violations of campaign finance laws in Florida. The company launched an internal investigation and disclosed that nothing illegal was found. However, at the same time they announced the abrupt retirement of the CEO, Eric Silagy, which worried investors that there is another shoe to drop. The monetary risk seems small, but the bigger risk, in our opinion, is potentially souring relations with the extremely favorable Florida regulators. We believe the stock reaction is overdone and elected to use the weakness to add to our position in the nation’s premier utility.

Oracle Corp. (ORCL) – ORCL is one of the largest software companies in the world providing software and services that address critical functions across the enterprise IT environment. It is our view that if ORCL achieves its financial targets, the company can grow revenue high-single digits, expand margins roughly 300 basis points, and deliver greater than 10% annual EPS growth. We believe the risk reward is favorable and elected to initiate a position.

Sanofi S.A. (SNY) – We elected to initiate a position in the France-based company, SNY. They are one of the world’s largest drug and vaccine makers, and its largest drug is Dupixent, which is annualizing at nearly 10 billion Euros in revenue. Beyond pharmaceuticals, SNY is also a world leader in vaccines and has grown its dividend (in Euros) for 28 consecutive years. In our opinion, we feel the company’s balance sheet is strong and points to ample firepower for further dividend increases, as well as potential acquisitions.

Recent Sales:

Bunge Ltd. (BG) - Shares of BG advanced following news that the stock will be included in the S&P 500® Index. We elected to take advantage of the short-term move and chipped our position.

Capital One Financial Corp. (COF) - We think the stock is on the riskier end of the spectrum given its subprime exposure. As such, we reduced the overall risk of the portfolio by chipping our position.

Cannae Holdings, Inc. (CNNE) - CNNE has been a frustrating stock as the market has failed to close the massive discount to CNNE’s sum-of-the parts. CNNE’s lack of a dividend and current market cap make it less of a fit in this Fund. Given trading liquidity, our chip was smaller than typical.

Coterra Energy, Inc. (CTRA) - While we continue to be believers in the long-term structural case for natural gas and the company is returning significant cash to shareholders, we think the stock could be range bound for the foreseeable future. Thus, we elected to reduce our above-average position to a more normal.

Digital Realty Trust, Inc. (DLR) – Shares of DLR have struggled under our ownership despite fairly robust industry demand and pricing trends. While we never enjoy selling a position for a loss, we feel there is risk of further deterioration in the business fundamentals and elected to sell the position.

Gaming & Leisure Properties, Inc. (GLPI) - Shares of GLPI have been a stellar performer over the last year. The gaming REIT asset class has proven more resilient than others and while we continue to like the business, the upward rerating in the stock has made the yield less attractive vs. other alternatives. Therefore, we elected to chip our position.

Kraft Heinz Co. (KHC) – Despite the attractive dividend yield, KHC has been an underwhelming stock since our purchase nearly a year ago. As such, we elected to sell the position.

SL Green Realty Corp. (SLG) – We initially purchased SLG as a play on the “return to office” in New York City. Unfortunately, this did not play out as quickly as we anticipated and the Fed’s tightening cycle pressured cap rates and made it tougher to monetize properties. As such, we elected to take the loss and sold our position.

Watsco, Inc. (WSO) – We continue to have a favorable long-term view of WSO as its high cash generation and recession resistant business model, coupled with structural industry drivers, should drive long-term growth and returns. As such, we elected to take some profits and chip our position.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index*, the Fund’s primary benchmark, and the S&P 500® Index* for the periods ended March 31, 2023.

							Fiscal
						Since	Year 2023
	Fiscal Q4					Inception	Expense
	2022	1 Year	3 Years**	5 Years**	10 Years**	12/31/10**	Ratio
Equity Opportunities Fund	5.72%	-9.25%	17.26%	10.22%	10.10%	11.35%	0.87%
Russell Midcap® Index	4.06%	-8.78%	19.20%	8.05%	10.05%	10.51%
S&P 500® Index*	7.50%	-7.73%	18.60%	11.19%	12.24%	12.34%

30-Day SEC Yield: 0.30%; Expense Ratio in current prospectus: 0.88%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

The Davenport Equity Opportunities Fund (DEOPX) enjoyed a solid end to the year, advancing 5.72% and outpacing the 4.06% gain for the Russell Mid Cap® Index in the fiscal fourth quarter. For the fiscal year, the Fund declined 9.25% compared to the 8.78% decline for the benchmark.

Performance was fueled by an eclectic mix of companies that benefited from idiosyncratic drivers. DraftKings, Inc. (DKNG) was the Fund’s top contributor as the shares gained north of 65% alongside improved results and better messaging around the company’s path to profitability. Fairfax Financial Holdings Ltd. (FRFHF), Watsco, Inc. (WSO) and Evoqua Water Technologies Corp. (AQUA) were also key contributors. In the case of Evoqua, the company announced an agreement to be acquired by another Fund holding, Xylem, Inc. (XYL), in an all-stock deal. While we used recent strength to take some profits, we elected to retain a modest position given our comfort with the risk/reward profile at XYL. Dish Network Corp. (DISH), Sherwin-Williams Co. (SHW) and Black Knight, Inc. (BKI) were among the Fund’s top detractors. In addition, our recent introduction of J.B. Hunt Transportation Services, Inc. (JBHT) into the strategy proved to be somewhat ill-timed in the short term. However, as we highlight below, we are quite optimistic about the company’s longer-term prospects.

As mentioned above, we built a position in J.B. Hunt during the fiscal fourth quarter. We think J.B. Hunt is a best-in-class transportation and logistics solutions provider with industry leading scale across a diversified portfolio. The company is the market share leader in both intermodal (freight on trains) and dedicated businesses which we expect to account for the majority of company revenue and earnings growth over the next several years. We believe both segments can grow in 2023 and are well positioned to benefit from multi-year secular growth drivers in their respective end-markets. At the same time, J.B. Hunt has company specific catalysts set to augment industry growth, which, in our opinion sets the stage for an attractive compounding growth story. The company maintains a conservative balance sheet and the management team has a solid track record of being prudent capital allocators with a returns-focused mindset. While the company must navigate near-term weakness in the freight market and possible pressure on intermodal pricing, we believe the long-term runway for growth is compelling and there could be upside to consensus earnings estimates over the next few years.

We initiated a position in Mobileye Global, Inc. (MBLY) at year end 2022 and added to it during the fiscal fourth quarter. Mobileye Global Inc. is a leader in developing driver assistance technologies that range from base Advanced Driver Assistance Systems (ADAS) functions like lane departure warnings and assisted braking, to fully autonomous applications with little to no human involvement. Mobileye has an estimated 70% share of the ADAS market today. We note that less than 60% of new vehicles are equipped with some form of ADAS technology, leaving ample runway for growth across the company’s core business. As more premium ADAS solutions begin to ramp over the next few years, the content per vehicle story becomes quite compelling with the company’s more advanced solutions carrying ~30x more revenue per vehicle than its legacy solutions. We think successful adoption of Mobileye’s premium ADAS solutions, particularly with the new SuperVision product, will lay the foundation for the next stage of scalable, autonomous applications. We are also encouraged by recent design wins and backlog announcements which have begun to outline a path to powerful earnings growth and cash generation over the next several years.

To close, we are pleased to have ended the fiscal year on a good note and remain excited about the Fund’s positioning. Though market conditions have been challenging of late, we have used recent volatility to take advantage of rare entry points in exceptional businesses with exciting long-term value creation opportunities.

The following are transactions performed in the Equity Opportunities Fund for the quarter ended March 31, 2023.

Recent Purchases:

J.B. Hunt Transport Services, Inc. (JBHT) – We think JBHT is a best in class transportation and logistics solutions provider with industry leading scale across a diversified portfolio. The company is the market share leader in both intermodal and dedicated businesses which we expect to account for the majority of company revenue and earnings growth over the next several years. We elected to establish a position in this high-quality transport operator.

J.B. Hunt Transport Services, Inc. (JBHT) – JBHT maintains a conservative balance sheet and the management team has a solid track record of being prudent capital allocators with a returns focused mindset. As a kicker, if JBHT is able to reaccelerate intermodal volumes we could see valuation re-rate higher over time. The shares have pulled back modestly from our initial purchase and we elect to increase our position size on recent weakness.

J.B. Hunt Transport Services, Inc. (JBHT) – We continue to think JBHT is a best in class transportation and logistics solutions provider. While the company must navigate some near-term challenges such as the recent weakness in the freight market and possible near-term pressure on intermodal pricing, we believe the long-term runway for growth is compelling. The shares have pulled back modestly again and we elected to increase our position for a second time.

Live Nation Entertainment, Inc. (LYV) – The stock is essentially unchanged since our last add in the wake of news of a Department of Justice investigation into potential anti-competitive practices within the Ticketmaster platform. We expect the company to echo its commentary at the Liberty Media investor day, where management increased its guidance and alluded to sustained momentum and visibility across the business. Ultimately, we continue to view LYV as a dominant business, and elected to add to our position.

Mobileye Global, Inc. (MBLY) – MBLY’s co-founder and CEO, Amnon Shashua, recently presented at the Consumer Electronics Show in Las Vegas, and we came away with increased conviction in the company’s multi-year growth strategy. The new SuperVision platform, MBLY’s consumer autopilot driving system, was a key highlight at the event. We think this technology and platform can be a natural bride to self-driving vehicles on the consumer side as well as commercial applications like robo-taxis. Shares of MBLY have pulled back modestly since our initial purchase and we elected to add to our position in the stock.

Recent Sales:

Coterra Energy, Inc. (CTRA) – CTRA still offers attractive return of capital via a dividend; however, natural gas prices have declined precipitously and could put a lid on the stock. We still believe in the structural long-term case for natural gas; however, the near-to-intermediate outlook is muddied so we elected to sell our position.

DraftKings, Inc. (DKNG) – We elected to use recent strength in the shares to take some profits. We think the company is likely to be a long-term winner in the sports betting industry and the stock should continue to work as the path to profitability gets closer.

Evoqua Water Technologies Corp. (AQUA) – Xylem (XYL, which we also own in the portfolio), announced that it would acquire AQUA in a $7.5B all-stock deal. We had thought this deal was a possibility since our initial purchase and believe it makes great strategic sense for the two companies. However, the combined position was larger than we would like, hence our decision to chip.

Fairfax Financial Holdings Ltd. (FRFHF) – FRFHF was a top performer for the strategy in 2022. The position size had grown to a value north of 7.5% at which point we felt it appropriate to dial back its weighting. We think the stock still looks exceedingly cheap despite its recent run so we elected to chip our position.

Fairfax Financial Holdings Ltd. (FRFHF) – In light of recent outperformance and the resulting large weighting, we elected to additionally trim the position modestly. We continue to think the stock exhibits attractive risk/reward characteristics given its modest premium to book value.

Watsco, Inc. (WSO) – WSO’s high cash generative and recession resistant business model, coupled with structural industry drivers could drive long-term growth and returns. We elected to use recent strength in the shares to take some profits and view risk/reward as more fair at current levels.

Davenport Small Cap Focus Fund

The following chart represents performance of the Davenport Small Cap Focus Fund (DSCPX) and the performance of the Fund’s primary benchmark, the Russell 2000® Index*, for the periods ended March 31, 2023.

						Fiscal
					Since	Year 2023
	Fiscal Q4				Inception	Expense
	2022	1 Year	3 Years**	5 Years**	12/31/14**	Ratio
Small Cap Focus Fund	7.26%	-3.56%	23.96%	11.20%	10.49%	0.89%
Russell 2000® Index*	2.74%	-11.61%	17.51%	4.71%	6.43%

30-Day SEC Yield: 1.34%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index. Frank Russell Company (“Russell”) is the source and owner of the registered trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. An investor cannot invest in an index and index returns are not indicative of the performance of any specific investment. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

The Davenport Small Cap Focus Fund (DSCPX) ended on a strong note with a 7.26% gain during the fiscal fourth quarter. This compared favorably to the 2.74% gain for the Russell 2000® Index. After a hot end in January, small cap stocks were hit harder in the latter half of the quarter as investors rotated into durable growth and large cap technology names. More specifically, the Russell 2000 declined 4.78% during March while the S&P 500® Index increased 3.67%. While uncertainty in the broader economy could serve as a near term headwind for some smaller companies, we still see many attractive opportunities to put capital to work. Furthermore, we continue to view the asset class as timely with valuations at the low end of historical ranges following recent underperformance. For the fiscal year, the Fund declined 3.56% compared to the 11.61% decline for the index.

DraftKings, Inc. (DKNG) was the Fund’s top contributor as the shares gained north of 65% alongside improved results and better messaging around the company’s path to profitability. We elected to trim the position on strength, but continue to think there is more upside as markets mature, new states are added and the company reaches the break-even-point later this year. Elsewhere, the Fund benefited from the announcement of M&A transactions involving two of our companies, Radius Global Infrastructure, Inc. (RADI) and Evoqua Water Technologies Corp. (AQUA). RADI is one of our smaller positions, yet provided a nice benefit nonetheless. AQUA has been a great performer over time. We think the all-stock offer from Xylem should result in further value creation over time. However, we have begun to slowly exit the position in anticipation of the market cap exceeding the Fund’s upper limits when the deal closes in Q1 of next year. Key detractors for the period were Diamond Hill Investment Group, Inc. (DHIL), Peyto Exploration & Development Corp. (PEYUF), TowneBank (TOWN) and Stewart Information Services Corp. (STC). Despite the choppy outlook for housing transactions in the near term, we continued to add to STC during the fiscal fourth quarter alongside some meaningful insider purchases from executive management.

Petroleum additives leader NewMarket Corp. (NEU) is now a top 5 position. We added to the stock in the face of margin headwinds related to higher prices for base oil (a key input for NEU) throughout last year. We believed the company would aggressively raise prices and that input costs would moderate, thereby unleashing higher margins and significant earnings power. We got a preview of said earnings power in the most recent quarter, when the company earned over $9/ share in a seasonally soft period. We think earnings per share (EPS) of $35-$40/share is possible and think the stock could reach the $450-$500 price range. Meanwhile, the company is actively returning capital to shareholders as evidenced by $200 million of buybacks last year (6% of shares) and a dividend of 2.5% for total cash return of 8.5%. This under-followed, deep value play continues to offer an appealing risk reward at current levels.

Elsewhere in the Fund, we continued to spread cash across a variety of existing holdings on an opportunistic basis. One name of recent emphasis has been Liberty Latin America Ltd. (LILAK), the tracking stock for Liberty Media’s Latin American media assets. Though complex and esoteric, we are attracted to company’s lead share in underpenetrated duopolistic markets such as Puerto Rico, Panama, Costa Rica, Chile and other Caribbean Islands. While the business screens as highly levered, the majority of the debt is non-recourse to the parent and the company has many opportunities to pay down debt with asset sales and strong cash generation. Ultimately, we think the business is set to hit an inflection in free cash flow (FCF) generation this year and can generate more than $2.00 per share in FCF in coming years (shares closed the quarter just over $8.00). As such, we think there is potential for significant upside here as earnings power comes into focus and further balance sheet actions are taken.

In closing, we are pleased to have ended the year with strong momentum for next. While we have been actively deploying funds into exciting opportunities, we continue to have flexibility with a cash balance of ~9.5%. As noted last quarter, this could result in a bout of underperformance in a strong “risk on” environment. That said, we will continue to follow the valuation discipline that has served us well over time.

Davenport Balanced Income Fund

The following chart represents Davenport Balanced Income Fund (DBALX) performance, and performance of the Fund’s primary benchmark, the Russell 1000® Value Index, along with the Morningstar Allocation 50-70% Equity Index, and the blended 60% Russell 1000® Value Index / 40% Bloomberg Intermediate Government/Credit Bond Index for the periods ended March 31, 2023.

						Fiscal
					Since	Year 2023
	Fiscal Q4				Inception	Expense
	2022	1 Year	3 Years**	5 Years**	12/31/15**	Ratio
Balanced Income Fund	1.69%	-8.18%	9.54%	3.96%	4.98%	0.93%
Russell 1000® Value*	1.01%	-5.91%	17.93%	7.50%	8.94%
Morningstar Allocation 50-70% Equity*	3.80%	5.40%	14.38%	7.66%	7.91%
60% Russell 1000® Value/40% BIGC	1.56%	-3.89%	10.19%	5.44%	6.20%

30-Day SEC Yield: 2.98%; Expense Ratio in current prospectus: 0.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. The Morningstar U.S. OE Allocation 50-70% Equity Index is composed of funds which seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposure between 50% and 70%. The blended 60% Russell 1000® Value/40% Bloomberg Intermediate Government/Credit Index is included as an additional comparative index because it is representative of a balanced portfolio consisting of 60% equity and 40% fixed income securities. The Bloomberg Intermediate Government/Credit Index measures the non-securitized component of the U.S. Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate rate securities. Intermediate maturity bonds include bonds with maturities of 1 to 9.999 years. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

The Davenport Balanced Income Fund (DBALX) increased 1.69% during the fiscal fourth quarter of 2023 compared to the 1.56% for the blended 60% Russell 1000 Value® Index and 40% Bloomberg Intermediate Government/Credit® Index. After a tough ride for most asset classes in 2022, the fiscal year ended on a positive note for both equities and fixed income. Looking forward, we are encouraged by the higher rate environment and potential upside for value stocks. For the fiscal year, the fund declined 8.18% compared to the 3.89% decline for the blended benchmark.

The Fund’s equity contributors during the final quarter came from a variety of names, such as Watsco Inc. (WSO), Fairfax Financial Holdings Ltd. (FRFHF), Capital One Financial Corp. (COF), and QUALCOMM, Inc. (QCOM). Some of the detractors were unique in their own right: SL Green Realty Corp. (SLG), Johnson & Johnson (JNJ), Fidelity National Information Systems, Inc. (FIS), and Norfolk Southern Corp. (NSC). Most of these situations were results of company specific events as opposed to general sector-based sentiment.

We initiated a position in Sanofi S.A. (SNY), one of the world’s largest drug and vaccine makers. Sanofi’s business is comprised of pharmaceuticals, including blockbuster Dupixent (dermatology/ asthma uses), vaccines (including flu and polio/pertussis), and consumer products (including brands such as Allegra, Aspercreme, and IcyHot). The company has grown its dividend for 28 consecutive years and yields ~2.5%. At the time of our purchase, SNY traded at ~10x earnings, which we consider attractive on the current portfolio, not to mention the potential of 3-5 products in the pipeline.

Several temporary headwinds afforded us the ability to buy Fidelity National Information Services, Inc. (FIS), the largest payments processing company in the world, at a low double-digit earnings multiple, near a generational low. We sold our position in Kraft Heinz Co. (KHC) to fund our purchase of J.M. Smucker Co. (SJM). Kraft has struggled amidst high input costs and a years-long business turnaround. Smucker, a leading food and beverage producer in attractive end markets such as coffee, consumer food/snacks, and pet food, is also undergoing a portfolio transformation, but one we think has a high likelihood of success. The company has increased its dividend for 21 consecutive years and yields ~2.7%.

Market volatility in the fiscal fourth quarter offered opportunities to upgrade the risk/reward profile of the Fund at attractive prices. With a mix of traditional value and dividend payers, as well as a renewed focus on dividend growth, we like the collection of businesses we own.

The Fund’s fixed income allocation consists of 33 high quality bonds diversified across ten sectors with the top allocations including U.S. Treasuries at 25.43%, Consumer Non-Cyclical at 15.49%, Financials at 14.05%, and Consumer Cyclical at 11.03%. The credit quality of the fixed portion remains high investment grade, A2/A/A+, with an effective maturity of 2.89 years, yield to worst of 4.75%, and duration of 2.57 years, up from 2.17 years at the end of the 2022.

Our allocation to floating rate notes within the fixed income portion of the Fund decreased to just 1.18% from 11.64% at the end of 2022. This material allocation change is based on our view that the Fed is more apt to pause rate hikes in the near term and potentially pivot, cutting Fed Fund rates, down the road. Our floating rate exposure has added positive performance over the last year, but we have taken the opportunity to trade into newly issued, higher coupon fixed rate corporate bonds, as the market has rerated in response to the Fed’s hiking cycle.

The Fed continued tightening monetary policy during the fiscal fourth quarter, as economic (inflation) data points remain above targeted levels. Taking its foot slightly off the peddle, the Federal Open Market Committee raised the fed funds rate two times in the final quarter by 25 basis points (bps) at each meeting, compared to 75 bps a meeting in the second half of 2022. Treasury rates with maturities longer than three months declined during the quarter causing the curve to flatten. The difference between the 30-year bond and the 3-month bill dropped to -115bps at the end of March, compared to starting the year around -44 bps. We used this drop in rates as an opportunity to reduce our floating rate positions and exit some of our fixed positions on strength

(sold PayPal 24’s, Citigroup 25’s, Canadian Pacific Railway 24’s, Disney 25’s, and Stryker 25’s). Having dry powder going into the new fiscal year will allow us the opportunity to deploy capital in higher coupon bonds, in keeping with our short duration/high quality preference.

In closing, our stocks, consisting primarily of high-quality dividend payers/growers, remain well positioned to provide investors with a stream of dividends that grows in excess of inflation. Meanwhile, the rise in short-term interest rates should enable our bond holdings to provide income at higher rates compared to previous years. We have the ability to extend duration if and when the risk/reward opportunity (yield compensation/duration risk) presents itself. For now, we feel comfortable picking up high income with low interest rate risk, which the market is providing. These strategies should position the Fund as a relatively low volatility, income-producing option for our clients.

As a fellow shareholder of the Davenport Funds, we want to thank you for your continued trust and confidence. Each year the market seems to present new challenges with increased volatility. It is during times of market stress, it may help to remind shareholders that the 500 employees of Davenport & Company are invested alongside our mutual funds. Our team is always available to share with you our thoughts and strategy and we welcome your questions and comments.

Sincerely,

John P. Ackerly IV, CFA

President, The Davenport Funds

DAVENPORT CORE LEADERS FUND PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Core Leaders Fund and the S&P 500® Index

	Average Annual Total Returns (for the year ended March 31, 2023)

	1 Year	5 Years	10 Years
Davenport Core Leaders Fund (a)	-11.37%	7.86%	9.70%
S&P 500® Index	-7.73%	11.19%	12.24%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Russell 1000® Value Index
and the Lipper Equity Income Index

	Average Annual Total Returns (for the year ended March 31, 2023)

	1 Year	5 Years	10 Years
Davenport Value & Income Fund (a)	-11.81%	5.19%	7.87%
Russell 1000® Value Index	-5.91%	7.50%	9.13%
Lipper Equity Income Index	-4.53%	8.34%	9.23%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns
	(for the year ended March 31, 2023)

	1 Year	5 Years	10 Years
Davenport Equity Opportunities Fund (a)	-9.25%	10.22%	10.10%
Russell Midcap® Index	-8.78%	8.05%	10.05%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns
	(for the year ended March 31, 2023)

			Since
	1 Year	5 Years	Inception(b)
Davenport Small Cap Focus Fund (a)	-3.56%	11.20%	10.49%
Russell 2000® Index	-11.61%	4.71%	6.43%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced
Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value
Index / 40% Bloomberg Intermediate Government/Credit Bond Index
and the Morningstar US OE Allocation - 50% to 70% Equity

	Average Annual Total Returns
	(for the year ended March 31, 2023)

			Since
	1 Year	5 Years	Inception(b)
Davenport Balanced Income Fund (a)	-8.18%	3.96%	4.98%
Russell 1000® Value Index	-5.91%	7.50%	8.94%
Blended 60% Russell 1000® Value Index /40% Bloomberg Intermediate Government/Credit Bond Index	-3.89%	5.44%	6.20%
Morningstar US OE Allocation - 50% to 70% Equity	5.40%	7.66%	7.91%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE LEADERS FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Sector Allocation vs. the S&P 500® Index

Top 10 Holdings

Security Description	% of Net Assets
Microsoft Corporation	3.8%
Markel Corporation	3.5%
Danaher Corporation	3.4%
Amazon.com, Inc.	3.2%
Accenture plc - Class A	3.1%
Air Products & Chemicals, Inc.	3.1%
Adobe, Inc.	3.1%
Mastercard, Inc. - Class A	3.0%
Alphabet, Inc. - Classes A and C	3.0%
Johnson & Johnson	3.0%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top 10 Holdings

Security Description	% of Net Assets
Fairfax Financial Holdings Ltd.	4.5%
Johnson & Johnson	4.0%
Berkshire Hathaway, Inc. - Class B	3.8%
Comcast Corporation - Class A	3.1%
Lamar Advertising Company - Class A	3.0%
McDonald’s Corporation	2.9%
Elevance Health, Inc.	2.9%
Markel Corporation	2.8%
Watsco, Inc.	2.8%
United Parcel Service, Inc. - Class B	2.7%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top 10 Holdings

Security Description	% of Net Assets
Fairfax Financial Holdings Ltd.	6.4%
Markel Corporation	6.2%
O’Reilly Automotive, Inc.	6.1%
Take-Two Interactive Software, Inc.	5.2%
Brookfield Corporation	4.6%
Alight, Inc. - Class A	4.3%
Martin Marietta Materials, Inc.	3.9%
Live Nation Entertainment, Inc.	3.8%
Lamar Advertising Company - Class A	3.8%
American Tower Corporation	3.7%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top 10 Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	6.7%
NewMarket Corporation	6.0%
Alight, Inc. - Class A	5.6%
J & J Snack Foods Corporation	4.7%
Verra Mobility Corporation	4.6%
Perrigo Company plc	4.4%
Stewart Information Services Corporation	4.1%
Liberty Latin America Ltd. - Class C	4.0%
Janus International Group, Inc.	3.9%
Cannae Holdings, Inc.	3.8%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Fairfax Financial Holdings Ltd.	2.2%
Johnson & Johnson	1.9%
Perrigo Company plc	1.9%
Berkshire Hathaway, Inc. - Class B	1.9%
Comcast Corporation - Class A	1.5%
Lamar Advertising Company - Class A	1.5%
Elevance Health, Inc.	1.5%
Watsco, Inc.	1.5%
McDonald’s Corporation	1.4%
Markel Corporation	1.4%

Equity Sector Concentration vs. the Russell 1000® Value Index (56.4% of Net Assets)

Bond Portfolio (38.2% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	33	AAA	25.4%
Average Quality	A+/A	AA	7.9%
Effective Maturity	2.9 yrs.	A	13.3%
Average Effective Duration	2.57 yrs.	BBB	53.4%
		Ba	0.0%
	% of Bond
Sector Breakdown	Portfolio
Consumer Discretionary	7.2%
Consumer Staples	11.2%
Energy	11.1%
Financials	7.2%
Health Care	11.9%
Industrials	3.2%
Materials	2.7%
Real Estate	6.9%
Technology	6.3%
Utilities	6.6%
U.S. Treasury	25.7%

DAVENPORT CORE LEADERS FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 97.5%	Shares	Value
Communications — 11.0%
Alphabet, Inc. - Class A (a)	154,042	$15,978,777
Alphabet, Inc. - Class C (a)	54,011	5,617,144
Electronic Arts, Inc.	124,376	14,981,089
Meta Platforms, Inc. - Class A (a)	100,251	21,247,197
Walt Disney Company (The) (a)	209,443	20,971,527
		78,795,734
Consumer Discretionary — 7.5%
Amazon.com, Inc. (a)	220,251	22,749,726
Home Depot, Inc. (The)	34,124	10,070,675
TJX Companies, Inc. (The)	267,332	20,948,135
		53,768,536
Consumer Staples — 3.4%
Constellation Brands, Inc. - Class A	47,764	10,789,410
Costco Wholesale Corporation	27,992	13,908,385
		24,697,795
Energy — 5.2%
EOG Resources, Inc.	141,151	16,180,139
Pioneer Natural Resources Company	102,612	20,957,475
		37,137,614
Financials — 17.2%
Aon plc - Class A	46,396	14,628,195
Bank of America Corporation	277,993	7,950,600
Berkshire Hathaway, Inc. - Class B (a)	65,801	20,317,375
Brookfield Asset Management Ltd. - Class A	128,193	4,194,475
Brookfield Corporation	518,639	16,902,445
Charles Schwab Corporation (The)	197,801	10,360,816
Intercontinental Exchange, Inc.	102,761	10,716,945
JPMorgan Chase & Company	101,659	13,247,184
Markel Corporation (a)	19,507	24,918,437
		123,236,472
Health Care — 12.2%
Abbott Laboratories	135,969	13,768,221
Danaher Corporation	98,233	24,758,646
Johnson & Johnson	138,200	21,421,000
Novo Nordisk A/S - ADR	88,416	14,070,522
UnitedHealth Group, Inc.	28,612	13,521,745
		87,540,134
Industrials — 5.6%
Honeywell International, Inc.	84,040	16,061,725
Republic Services, Inc.	77,394	10,465,217
Union Pacific Corporation	66,055	13,294,229
		39,821,171

DAVENPORT CORE LEADERS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Materials — 8.2%
Air Products & Chemicals, Inc.	77,092	$22,141,593
Martin Marietta Materials, Inc.	56,231	19,965,379
Sherwin-Williams Company (The)	75,045	16,867,865
		58,974,837
Real Estate — 2.3%
American Tower Corporation	78,910	16,124,469

Technology — 24.9%
Accenture plc - Class A	78,124	22,328,620
Adobe, Inc. (a)	57,114	22,010,022
Apple, Inc.	100,674	16,601,143
Broadcom, Inc.	27,275	17,498,003
Intuit, Inc.	26,850	11,970,536
Mastercard, Inc. - Class A	59,462	21,609,085
Microsoft Corporation	95,412	27,507,280
Moody’s Corporation	36,747	11,245,317
ServiceNow, Inc. (a)	22,372	10,396,716
Visa, Inc. - Class A	77,337	17,436,400
		178,603,122

Total Common Stocks (Cost $479,485,112)		$698,699,884

MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 4.67% (b) (Cost $10,593,309)	10,593,309	$10,593,309

Total Investments at Value — 99.0% (Cost $490,078,421)		$709,293,193
Other Assets in Excess of Liabilities — 1.0%		7,524,783
Net Assets — 100.0%		$716,817,976

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 96.6%	Shares	Value
Communications — 5.3%
Alphabet, Inc. - Class A (a)	173,065	$17,952,032
Comcast Corporation - Class A	660,148	25,026,211
		42,978,243
Consumer Discretionary — 6.3%
Cannae Holdings, Inc. (a)	422,939	8,534,909
Lowe’s Companies, Inc.	93,313	18,659,800
McDonald’s Corporation	83,188	23,260,197
		50,454,906
Consumer Staples — 13.1%
Bunge Ltd.	128,040	12,230,381
Diageo plc - ADR	118,039	21,386,306
J.M. Smucker Company (The)	78,023	12,278,479
Philip Morris International, Inc.	202,763	19,718,702
Sysco Corporation	174,159	13,450,300
Target Corporation	75,015	12,424,734
Walmart, Inc.	95,166	14,032,227
		105,521,129
Energy — 6.8%
Chevron Corporation	125,492	20,475,275
Coterra Energy, Inc.	712,573	17,486,541
Enbridge, Inc.	433,180	16,525,817
		54,487,633
Financials — 21.7%
Berkshire Hathaway, Inc. - Class B (a)	100,068	30,897,996
Brookfield Asset Management Ltd. - Class A	321,630	10,523,734
Brookfield Corporation	641,892	20,919,260
Citigroup, Inc.	211,627	9,923,190
Fairfax Financial Holdings Ltd.	54,415	36,192,554
Fidelity National Financial, Inc.	346,344	12,097,796
JPMorgan Chase & Company	138,488	18,046,371
Markel Corporation (a)	17,818	22,760,892
Wells Fargo & Company	340,290	12,720,040
		174,081,833
Health Care — 13.7%
Elevance Health, Inc.	50,279	23,118,787
Johnson & Johnson	206,662	32,032,610
Medtronic plc	265,903	21,437,100
Perrigo Company plc	524,618	18,818,048
Sanofi - ADR	271,069	14,751,575
		110,158,120

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Industrials — 15.4%
3M Company	113,515	$11,931,562
Deere & Company	38,997	16,101,081
L3Harris Technologies, Inc.	80,839	15,863,845
Norfolk Southern Corporation	74,214	15,733,368
TE Connectivity Ltd.	151,609	19,883,520
United Parcel Service, Inc. - Class B	111,010	21,534,830
Watsco, Inc.	71,310	22,687,990
		123,736,196
Real Estate — 6.6%
Crown Castle, Inc.	122,339	16,373,852
Gaming and Leisure Properties, Inc.	233,623	12,162,413
Lamar Advertising Company - Class A	244,472	24,420,308
		52,956,573
Technology — 5.2%
Fidelity National Information Services, Inc.	174,485	9,479,770
Oracle Corporation	130,710	12,145,573
QUALCOMM, Inc.	160,725	20,505,296
		42,130,639
Utilities — 2.5%
NextEra Energy, Inc.	255,784	19,715,831

Total Common Stocks (Cost $632,512,263)		$776,221,103

MONEY MARKET FUNDS — 3.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 4.67% (b) (Cost $27,664,681)	27,664,681	$27,664,681

Total Investments at Value — 100.0% (Cost $660,176,944)		$803,885,784
Other Assets in Excess of Liabilities — 0.0% (c)		43,833
Net Assets — 100.0%		$803,929,617

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 94.0%	Shares	Value
Communications — 6.9%
DISH Network Corporation - Class A (a)	1,175,074	$10,963,441
Take-Two Interactive Software, Inc. (a)	285,371	34,044,760
		45,008,201
Consumer Discretionary — 23.7%
Cannae Holdings, Inc. (a)	1,018,253	20,548,346
DraftKings Inc. - Class A (a)	1,199,690	23,225,998
Etsy, Inc. (a)	87,791	9,773,772
Live Nation Entertainment, Inc. (a)	354,332	24,803,240
Mobileye Global, Inc. - Class A (a)	470,037	20,338,501
O’Reilly Automotive, Inc. (a)	47,142	40,022,615
Pool Corporation	47,361	16,218,301
		154,930,773
Financials — 22.3%
Brookfield Asset Management Ltd. - Class A	450,370	14,736,106
Brookfield Corporation	924,295	30,122,774
Fairfax Financial Holdings Ltd.	63,222	42,050,274
Fidelity National Financial, Inc.	516,896	18,055,177
Markel Corporation (a)	31,953	40,817,082
		145,781,413
Industrials — 14.9%
Enovis Corporation (a)	209,524	11,207,439
ESAB Corporation	209,524	12,376,582
Evoqua Water Technologies Corporation (a)	286,376	14,238,615
J.B. Hunt Transport Services, Inc.	110,027	19,305,337
Watsco, Inc.	69,061	21,972,448
Xylem, Inc.	176,563	18,486,146
		97,586,567
Materials — 7.0%
Martin Marietta Materials, Inc.	71,088	25,240,505
Sherwin-Williams Company (The)	91,710	20,613,657
		45,854,162
Real Estate — 7.5%
American Tower Corporation	117,804	24,072,070
Lamar Advertising Company - Class A	248,061	24,778,813
		48,850,883

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.0% (Continued)	Shares	Value
Technology — 11.7%
Alight, Inc. - Class A (a)	3,087,455	$28,435,461
Autodesk, Inc. (a)	72,539	15,099,718
Black Knight, Inc. (a)	340,534	19,601,137
PTC, Inc. (a)	105,431	13,519,417
		76,655,733

Total Common Stocks (Cost $539,569,671)		$614,667,732

MONEY MARKET FUNDS — 6.0%	Shares	Value
First American Treasury Obligations Fund - Class Z, 4.67% (b) (Cost $39,437,695)	39,437,695	$39,437,695

Total Investments at Value — 100.0% (Cost $579,007,366)		$654,105,427
Liabilities in Excess of Other Assets — (0.0%) (c)		(239,943)
Net Assets — 100.0%		$653,865,484

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 87.4%	Shares	Value
Communications — 6.9%
Liberty Latin America Ltd. - Class C (a)	2,875,275	$23,749,772
Shenandoah Telecommunications Company	889,307	16,914,619
		40,664,391
Consumer Discretionary — 15.9%
Cannae Holdings, Inc. (a)	1,115,479	22,510,366
DraftKings Inc. - Class A (a)	817,006	15,817,236
Monarch Casino & Resort, Inc.	529,396	39,254,714
OneSpaWorld Holdings Ltd. (a)	1,320,970	15,838,430
		93,420,746
Consumer Staples — 7.2%
J & J Snack Foods Corporation	184,874	27,402,024
Seaboard Corporation	4,035	15,211,991
		42,614,015
Energy — 2.6%
Peyto Exploration & Development Corporation	1,719,782	15,546,829

Financials — 12.5%
Diamond Hill Investment Group, Inc.	102,730	16,907,304
Kinsale Capital Group, Inc.	74,834	22,461,425
Stewart Information Services Corporation	597,446	24,106,946
TowneBank	372,743	9,933,601
		73,409,276
Health Care — 4.4%
Perrigo Company plc	723,996	25,969,736

Industrials — 8.4%
Enovis Corporation (a)	389,566	20,837,885
ESAB Corporation	290,511	17,160,485
Evoqua Water Technologies Corporation (a)	223,652	11,119,978
		49,118,348
Materials — 6.1%
NewMarket Corporation	97,447	35,566,206
Trex Company, Inc. (a)	6,400	311,488
		35,877,694
Real Estate — 9.5%
FRP Holdings, Inc. (a)	132,183	7,650,752
Janus International Group, Inc. (a)	2,357,662	23,246,547
Lamar Advertising Company - Class A	197,722	19,750,451
Radius Global Infrastructure, Inc. - Class A (a)	348,764	5,116,368
		55,764,118

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.4% (Continued)	Shares	Value
Technology — 13.9%
Alight, Inc. - Class A (a)	3,552,817	$32,721,445
Avid Technology, Inc. (a)	688,626	22,022,259
Verra Mobility Corporation (a)	1,587,835	26,866,168
		81,609,872

Total Common Stocks (Cost $496,073,268)		$513,995,025

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Value
ALPS Medical Breakthroughs ETF (a) (Cost $20,662,458)	670,000	$18,213,682

MONEY MARKET FUNDS — 9.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 4.67% (b) (Cost $55,527,345)	55,527,345	$55,527,345

Total Investments at Value — 99.9% (Cost $572,263,071)		$587,736,052
Other Assets in Excess of Liabilities — 0.1%		423,912
Net Assets — 100.0%		$588,159,964

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 56.4%	Shares	Value
Communications — 3.1%
Alphabet, Inc. - Class A (a)	23,040	$2,389,939
AT&T, Inc.	50,749	976,918
Comcast Corporation - Class A	88,029	3,337,180
		6,704,037
Consumer Discretionary — 3.6%
Cannae Holdings, Inc. (a)	112,125	2,262,683
Lowe’s Companies, Inc.	12,587	2,517,022
McDonald’s Corporation	11,056	3,091,368
		7,871,073
Consumer Staples — 7.2%
Bunge Ltd.	17,964	1,715,921
Diageo plc - ADR	16,048	2,907,577
Ingredion, Inc.	13,155	1,338,258
J.M. Smucker Company (The)	10,946	1,722,572
Philip Morris International, Inc.	27,471	2,671,555
Sysco Corporation	23,135	1,786,716
Target Corporation	10,007	1,657,459
Walmart, Inc.	12,557	1,851,530
		15,651,588
Energy — 4.4%
Chevron Corporation	16,932	2,762,625
Coterra Energy, Inc.	100,391	2,463,595
Enbridge, Inc.	57,275	2,185,042
Enterprise Products Partners, L.P.	87,000	2,253,300
		9,664,562
Financials — 12.7%
Berkshire Hathaway, Inc. - Class B (a)	13,379	4,131,034
Brookfield Asset Management Ltd. - Class A	61,650	2,017,188
Brookfield Corporation	84,137	2,742,025
Citigroup, Inc.	27,793	1,303,214
Diamond Hill Investment Group, Inc.	11,715	1,928,055
Fairfax Financial Holdings Ltd.	7,238	4,814,145
Fidelity National Financial, Inc.	46,907	1,638,461
JPMorgan Chase & Company	18,345	2,390,537
Markel Corporation (a)	2,366	3,022,352
Stewart Information Services Corporation	50,417	2,034,326
Wells Fargo & Company	45,275	1,692,379
		27,713,716
Health Care — 7.6%
Elevance Health, Inc.	7,066	3,249,017

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 56.4% (Continued)	Shares	Value
Health Care — 7.6% (Continued)
Johnson & Johnson	27,374	$4,242,970
Medtronic plc	35,449	2,857,898
Perrigo Company plc	116,716	4,186,603
Sanofi - ADR	36,854	2,005,595
		16,542,083
Industrials — 7.6%
3M Company	15,092	1,586,320
Deere & Company	5,099	2,105,275
L3Harris Technologies, Inc.	11,390	2,235,174
Norfolk Southern Corporation	9,678	2,051,736
TE Connectivity Ltd.	19,630	2,574,474
United Parcel Service, Inc. - Class B	14,971	2,904,224
Watsco, Inc.	10,079	3,206,735
		16,663,938
Materials — 1.1%
NewMarket Corporation	6,465	2,359,596

Real Estate — 3.2%
Crown Castle, Inc.	16,385	2,192,969
Gaming and Leisure Properties, Inc.	31,539	1,641,920
Lamar Advertising Company - Class A	32,689	3,265,304
		7,100,193
Technology — 2.6%
Fidelity National Information Services, Inc.	23,556	1,279,797
Oracle Corporation	18,398	1,709,542
QUALCOMM, Inc.	21,446	2,736,081
		5,725,420
Utilities — 3.3%
Brookfield Infrastructure Partners, L.P.	61,867	2,089,249
Brookfield Renewable Partners, L.P.	76,999	2,426,238
NextEra Energy, Inc.	34,775	2,680,457
		7,195,944

Total Common Stocks (Cost $104,988,407)		$123,192,150

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 28.4%	Par Value	Value
Consumer Discretionary — 2.7%
Amazon.com, Inc., 1.000%, due 05/12/2026	$3,250,000	$2,944,133
General Motors Financial Company, Inc, 1.500%, due 06/10/2026	3,425,000	3,045,887
		5,990,020
Consumer Staples — 4.3%
Lowe’s Companies, Inc., 4.400%, due 09/08/2025	1,525,000	1,516,557
Phillip Morris International, Inc., 5.375%, due 02/15/2033	2,995,000	3,058,303
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/2024	2,245,000	2,198,610
Walmart, Inc., 1.050%, due 09/17/2026	2,835,000	2,550,746
		9,324,216
Energy — 4.2%
Boardwalk Pipelines, L.P., 4.450%, due 07/15/2027	2,200,000	2,145,100
BP Capital Markets America, 4.812%, due 02/13/2033	2,990,000	3,034,027
Halliburton Company, 3.800%, due 11/15/2025	937,000	917,019
MPLX, L.P., 4.125%, due 03/01/2027	3,250,000	3,145,019
		9,241,165
Financials — 2.8%
American Express Company, 3.375%, due 05/03/2024	2,995,000	2,934,743
BlackRock, Inc., 3.500%, due 03/18/2024	1,150,000	1,134,153
Brookfield Finance, Inc., 4.000%, due 04/01/2024	2,000,000	1,959,417
		6,028,313
Health Care — 4.6%
Amgen, Inc., 2.200%, due 02/21/2027	2,400,000	2,209,360
CVS Health Corporation, 3.000%, due 08/15/2026	2,600,000	2,478,166
McKesson Corporation, 1.300%, due 08/15/2026	2,490,000	2,228,455
Zoetis, Inc., 5.400%, due 11/14/2025	2,990,000	3,038,585
		9,954,566
Industrials — 1.2%
Canadian Pacific Railway Ltd., 1.350%, due 12/02/2024	2,865,000	2,698,540

Materials — 1.1%
Sherwin-Williams Company (The), 3.450%, due 06/01/2027	2,400,000	2,295,852

Real Estate — 2.6%
American Tower Corporation, 1.450%, due 09/15/2026	2,990,000	2,653,029
Public Storage, 1.500%, due 11/09/2026	3,490,000	3,128,363
		5,781,392

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 28.4% (Continued)	Par Value	Value
Technology — 2.4%
Fiserv, Inc., 3.200%, due 07/01/2026	$2,325,000	$2,205,214
Oracle Corporation, 5.800%, due 11/10/2025	2,990,000	3,061,410
		5,266,624
Utilities — 2.5%
Dominion Energy, Inc., 1.450%, due 04/15/2026	2,740,000	2,471,866
NextEra Energy Capital Holdings, Inc., 6.051%, due 03/01/2025	2,995,000	3,045,289
		5,517,155

Total Fixed Rate Corporate Bonds (Cost $65,481,655)		$62,097,843

U.S. TREASURY OBLIGATIONS — 9.8%	Par Value	Value
U.S. Treasury Bills — 4.4%(b)
4.655%, due 06/15/2023	$1,795,000	$1,778,142
4.819%, due 07/27/2023	2,000,000	1,970,068
3.285%, due 08/10/2023	3,990,000	3,923,266
4.046%, due 09/07/2023	2,000,000	1,959,322
		9,630,798
U.S. Treasury Notes — 5.4%
5.131%, due 01/31/2024 (c)	990,000	989,575
1.500%, due 02/29/2024	1,995,000	1,938,813
0.250%, due 06/15/2024	4,500,000	4,278,164
2.750%, due 06/30/2025	4,810,000	4,678,289
		11,884,841

Total U.S. Treasury Obligations (Cost $21,934,062)		$21,515,639

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 4.67% (d) (Cost $7,684,793)	7,684,793	$7,684,793

Total Investments at Value — 98.1% (Cost $200,088,917)		$214,490,425
Other Assets in Excess of Liabilities — 1.9%		4,157,106
Net Assets — 100.0%		$218,647,531

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at the time of purchase.

(c)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2023.

(d)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2023
		Davenport	Davenport
	Davenport	Value &	Equity
	Core Leaders	Income	Opportunities
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$490,078,421	$660,176,944	$579,007,366
At value (Note 2)	$709,293,193	$803,885,784	$654,105,427
Cash	7,669,923	38,192	54,995
Receivable for capital shares sold	164,038	30,231	54,811
Dividends receivable	310,598	808,891	160,365
Tax reclaims receivable	14,017	—	—
Other assets	14,319	15,503	15,908
TOTAL ASSETS	717,466,088	804,778,601	654,391,506

LIABILITIES
Payable for capital shares redeemed	142,343	267,135	50,341
Accrued investment advisory fees (Note 4)	440,764	504,904	407,546
Payable to administrator (Note 4)	57,570	64,300	57,360
Other accrued expenses	7,435	12,645	10,775
TOTAL LIABILITIES	648,112	848,984	526,022

NET ASSETS	$716,817,976	$803,929,617	$653,865,484

Net assets consist of:
Paid-in capital	$475,158,979	$679,607,833	$559,230,598
Distributable earnings	241,658,997	124,321,784	94,634,886
Net assets	$716,817,976	$803,929,617	$653,865,484

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	26,434,565	47,507,269	33,352,220

Net asset value, offering price and redemption price per share (Note 2)	$27.12	$16.92	$19.60

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2023
	Davenport	Davenport
	Small Cap	Balanced
	Focus	Income
	Fund	Fund
ASSETS
Investments in securities:
At cost	$572,263,071	$200,088,917
At value (Note 2)	$587,736,052	$214,490,425
Cash	—	27,095
Receivable for capital shares sold	247,902	432,412
Receivable for investment securities sold	1,327,909	3,359,244
Dividends and interest receivable	806,674	716,812
Other assets	14,120	10,522
TOTAL ASSETS	590,132,657	219,036,510

LIABILITIES
Payable for capital shares redeemed	159,163	222,380
Payable investment securities purchased	1,379,927	—
Accrued investment advisory fees (Note 4)	369,058	138,374
Payable to administrator (Note 4)	52,060	21,980
Other accrued expenses	12,485	6,245
TOTAL LIABILITIES	1,972,693	388,979

NET ASSETS	$588,159,964	$218,647,531

Net assets consist of:
Paid-in capital	$557,137,463	$208,835,701
Distributable earnings	31,022,501	9,811,830
Net assets	$588,159,964	$218,647,531

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	36,682,825	18,275,264

Net asset value, offering price and redemption price per share (Note 2)	$16.03	$11.96

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2023
		Davenport	Davenport
	Davenport	Value &	Equity
	Core Leaders	Income	Opportunities
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$11,256,991	$24,067,014	$8,488,656
Foreign withholding taxes on dividends	(75,302)	(308,429)	(190,866)
TOTAL INVESTMENT INCOME	11,181,689	23,758,585	8,297,790

EXPENSES
Investment advisory fees (Note 4)	5,486,159	6,209,772	4,868,707
Administration fees (Note 4)	670,930	739,089	650,515
Custodian and bank service fees	41,803	47,052	37,374
Registration and filing fees	31,360	35,583	35,372
Compliance service fees (Note 4)	29,657	33,060	26,782
Postage and supplies	22,767	24,873	25,058
Trustees’ fees and expenses (Note 4)	19,654	19,631	19,631
Audit and tax services fees	15,911	15,911	15,911
Insurance expense	13,455	14,832	12,018
Legal fees	12,437	12,437	12,437
Shareholder reporting expenses	6,765	7,154	6,955
Other expenses	9,112	10,212	9,446
TOTAL EXPENSES	6,360,010	7,169,606	5,720,206

NET INVESTMENT INCOME	4,821,679	16,588,979	2,577,584

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	22,404,942	(14,205,769)	28,229,925
Foreign currency transactions	—	(8,145)	—
Net change in unrealized appreciation (depreciation) on investments	(124,093,570)	(110,973,394)	(100,269,606)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(101,688,628)	(125,187,308)	(72,039,681)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(96,866,949)	$(108,598,329)	$(69,462,097)

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2023
	Davenport	Davenport
	Small Cap	Balanced
	Focus	Income
	Fund	Fund
INVESTMENT INCOME
Dividends	$10,417,152	$4,164,460
Foreign withholding taxes on dividends	(105,381)	(54,000)
Interest	—	2,134,171
TOTAL INVESTMENT INCOME	10,311,771	6,244,631

EXPENSES
Investment advisory fees (Note 4)	4,126,274	1,666,937
Administration fees (Note 4)	567,681	250,834
Registration and filing fees	37,454	30,242
Custodian and bank service fees	33,272	14,294
Trustees’ fees and expenses (Note 4)	19,631	19,631
Compliance service fees (Note 4)	23,319	11,802
Audit and tax services fees	15,911	17,411
Postage and supplies	21,896	8,760
Legal fees	12,627	12,437
Insurance expense	9,542	4,558
Shareholder reporting expenses	6,081	5,256
Other expenses	10,244	15,545
TOTAL EXPENSES	4,883,932	2,057,707

NET INVESTMENT INCOME	5,427,839	4,186,924

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from:
Investments	17,628,605	(4,782,134)
Foreign currency transactions	—	(1,075)
Net change in unrealized appreciation (depreciation) on investments	(42,892,149)	(19,079,430)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(25,263,544)	(23,862,639)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(19,835,705)	$(19,675,715)

See accompanying notes to financial statements.

DAVENPORT CORE LEADERS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$4,821,679	$333,130
Net realized gains from investments transactions	22,404,942	67,370,002
Net change in unrealized appreciation (depreciation) on investments	(124,093,570)	14,484,307
Net increase (decrease) in net assets from operations	(96,866,949)	82,187,439

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(33,421,621)	(68,467,730)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,523,003	67,141,323
Net asset value of shares issued in reinvestment of distributions to shareholders	31,599,447	64,819,874
Payments for shares redeemed	(68,665,707)	(56,080,855)
Net increase in net assets from capital share transactions	1,456,743	75,880,342

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,831,827)	89,600,051

NET ASSETS
Beginning of year	845,649,803	756,049,752
End of year	$716,817,976	$845,649,803

CAPITAL SHARE ACTIVITY
Shares sold	1,410,655	2,023,456
Shares reinvested	1,204,906	2,003,986
Shares redeemed	(2,535,484)	(1,693,215)
Net increase in shares outstanding	80,077	2,334,227
Shares outstanding at beginning of year	26,354,488	24,020,261
Shares outstanding at end of year	26,434,565	26,354,488

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$16,588,979	$12,685,480
Net realized gains (losses) from:
Investments	(14,205,769)	38,935,093
Foreign currency transactions	(8,145)	(4,099)
Net change in unrealized appreciation (depreciation) on investments	(110,973,394)	61,409,599
Net increase (decrease) in net assets from operations	(108,598,329)	113,026,073

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(44,814,541)	(38,881,727)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	64,176,770	77,470,391
Net asset value of shares issued in reinvestment of distributions to shareholders	41,332,927	35,920,894
Payments for shares redeemed	(68,222,589)	(57,132,094)
Net increase in net assets from capital share transactions	37,287,108	56,259,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,125,762)	130,403,537

NET ASSETS
Beginning of year	920,055,379	789,651,842
End of year	$803,929,617	$920,055,379

CAPITAL SHARE ACTIVITY
Shares sold	3,639,179	3,906,031
Shares reinvested	2,406,658	1,826,825
Shares redeemed	(3,885,746)	(2,881,938)
Net increase in shares outstanding	2,160,091	2,850,918
Shares outstanding at beginning of year	45,347,178	42,496,260
Shares outstanding at end of year	47,507,269	45,347,178

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income (loss)	$2,577,584	$(1,468,762)
Net realized gains from investments transactions	28,229,925	91,925,124
Net change in unrealized appreciation (depreciation) on investments	(100,269,606)	(46,165,311)
Net increase (decrease) in net assets from operations	(69,462,097)	44,291,051

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(51,814,659)	(77,485,662)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,895,501	84,066,849
Net asset value of shares issued in reinvestment of distributions to shareholders	49,644,736	74,107,221
Payments for shares redeemed	(62,893,747)	(42,597,952)
Net increase in net assets from capital share transactions	33,646,490	115,576,118

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,630,266)	82,381,507

NET ASSETS
Beginning of year	741,495,750	659,114,243
End of year	$653,865,484	$741,495,750

CAPITAL SHARE ACTIVITY
Shares sold	2,374,908	3,324,671
Shares reinvested	2,703,999	3,003,498
Shares redeemed	(3,226,344)	(1,685,585)
Net increase in shares outstanding	1,852,563	4,642,584
Shares outstanding at beginning of year	31,499,657	26,857,073
Shares outstanding at end of year	33,352,220	31,499,657

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$5,427,839	$2,702,467
Net realized gains from investments transactions	17,628,605	75,763,509
Net change in unrealized appreciation (depreciation) on investments	(42,892,149)	(43,480,747)
Net increase (decrease) in net assets from operations	(19,835,705)	34,985,229

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(36,020,543)	(78,479,634)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	92,278,471	120,005,269
Net asset value of shares issued in reinvestment of distributions to shareholders	34,375,030	75,165,724
Payments for shares redeemed	(70,204,863)	(55,364,634)
Net increase in net assets from capital share transactions	56,448,638	139,806,359

TOTAL INCREASE IN NET ASSETS	592,390	96,311,954

NET ASSETS
Beginning of year	587,567,574	491,255,620
End of year	$588,159,964	$587,567,574

CAPITAL SHARE ACTIVITY
Shares sold	5,901,765	6,432,111
Shares reinvested	2,356,513	4,063,842
Shares redeemed	(4,487,809)	(2,943,908)
Net increase in shares outstanding	3,770,469	7,552,045
Shares outstanding at beginning of year	32,912,356	25,360,311
Shares outstanding at end of year	36,682,825	32,912,356

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$4,186,924	$3,087,974
Net realized gains (losses) from:
Investments	(4,782,134)	7,678,961
Foreign currency transactions	(1,075)	(566)
Net change in unrealized appreciation (depreciation) on investments	(19,079,430)	4,308,416
Net increase (decrease) in net assets from operations	(19,675,715)	15,074,785

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(9,515,808)	(3,301,414)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,313,838	46,064,469
Net asset value of shares issued in reinvestment of distributions to shareholders	8,893,677	3,043,589
Payments for shares redeemed	(27,627,245)	(17,808,632)
Net increase in net assets from capital share transactions	11,580,270	31,299,426

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,611,253)	43,072,797

NET ASSETS
Beginning of year	236,258,784	193,185,987
End of year	$218,647,531	$236,258,784

CAPITAL SHARE ACTIVITY
Shares sold	2,463,615	3,411,188
Shares reinvested	739,617	224,285
Shares redeemed	(2,281,226)	(1,320,477)
Net increase in shares outstanding	922,006	2,314,996
Shares outstanding at beginning of year	17,353,258	15,038,262
Shares outstanding at end of year	18,275,264	17,353,258

See accompanying notes to financial statements.

DAVENPORT CORE LEADERS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31,	March 31,		March 31,	March 31,	March 31,
	2023	2022		2021	2020	2019
Net asset value at beginning of year	$32.09	$31.48		$21.48	$23.75	$22.96

Income (loss) from investment operations:
Net investment income	0.18	0.01		0.05	0.14	0.11
Net realized and unrealized gains (losses) on investments	(3.88)	3.38		10.27	(1.80)	1.74
Total from investment operations	(3.70)	3.39		10.32	(1.66)	1.85

Less distributions from:
Net investment income	(0.18)	(0.00	) (a)	(0.07)	(0.14)	(0.11)
Net realized gains	(1.09)	(2.78)		(0.25)	(0.47)	(0.95)
Total distributions	(1.27)	(2.78)		(0.32)	(0.61)	(1.06)

Net asset value at end of year	$27.12	$32.09		$31.48	$21.48	$23.75

Total return (b)	(11.37%)	10.89%		48.20%	(7.36%)	8.21%

Net assets at end of year (000’s)	$716,818	$845,650		$756,050	$486,569	$516,228

Ratio of total expenses to average net assets	0.87%	0.86%		0.87%	0.89%	0.89%

Ratio of net investment income to average net assets	0.66%	0.04%		0.17%	0.55%	0.48%

Portfolio turnover rate	19%	20%		30%	12%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$20.29	$18.58	$13.04	$16.38	$16.85

Income (loss) from investment operations:
Net investment income	0.35	0.29	0.28	0.35	0.36
Net realized and unrealized gains (losses) on investments and foreign currencies	(2.75)	2.32	5.98	(3.00)	0.12
Total from investment operations	(2.40)	2.61	6.26	(2.65)	0.48

Less distributions from:
Net investment income	(0.35)	(0.30)	(0.27)	(0.36)	(0.36)
Net realized gains	(0.62)	(0.60)	(0.45)	(0.33)	(0.59)
Total distributions	(0.97)	(0.90)	(0.72)	(0.69)	(0.95)

Net asset value at end of year	$16.92	$20.29	$18.58	$13.04	$16.38

Total return (a)	(11.81%)	14.24%	49.55%	(16.97%)	2.96%

Net assets at end of year (000’s)	$803,930	$920,055	$789,652	$549,112	$672,954

Ratio of total expenses to average net assets	0.87%	0.86%	0.87%	0.88%	0.88%

Ratio of net investment income to average net assets	2.00%	1.46%	1.78%	2.07%	2.21%

Portfolio turnover rate	21%	20%	34%	28%	18%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
	2023	2022	2021	2020		2019
Net asset value at beginning of year	$23.54	$24.54	$16.56	$18.98		$17.75

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.05)	(0.03)	(0.00	)(a)	(0.02)
Net realized and unrealized gains (losses) on investments	(2.39)	1.80	10.42	(1.59)		1.91
Total from investment operations	(2.31)	1.75	10.39	(1.59)		1.89

Less distributions from:
Net investment income	(0.06)	—	—	—		—
Net realized gains	(1.57)	(2.75)	(2.41)	(0.83)		(0.66)
Total distributions	(1.63)	(2.75)	(2.41)	(0.83)		(0.66)

Net asset value at end of year	$19.60	$23.54	$24.54	$16.56		$18.98

Total return (b)	(9.25%)	6.89%	66.20%	(9.13%)		11.02%

Net assets at end of year (000’s)	$653,865	$741,496	$659,114	$385,163		$409,002

Ratio of total expenses to average net assets	0.88%	0.87%	0.88%	0.90%		0.91%

Ratio of net investment income (loss) to average net assets	0.40%	(0.20%)	(0.13%)	(0.02%)		(0.13%)

Portfolio turnover rate	26%	22%	31%	21%		19%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$17.85	$19.37	$11.14	$13.25	$13.01

Income (loss) from investment operations:
Net investment income (a)	0.15	0.11	0.04	0.05	0.06
Net realized and unrealized gains (losses) on investments	(0.90)	1.20	9.28	(1.84)	0.44
Total from investment operations	(0.75)	1.31	9.32	(1.79)	0.50

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.20)	(0.10)	—
Net realized gains	(0.94)	(2.70)	(0.89)	(0.22)	(0.26)
Total distributions	(1.07)	(2.83)	(1.09)	(0.32)	(0.26)

Net asset value at end of year	$16.03	$17.85	$19.37	$11.14	$13.25

Total return (b)	(3.56%)	6.85%	84.84%	(14.08%)	3.90%

Net assets at end of year (000’s)	$588,160	$587,568	$491,256	$180,077	$152,063

Ratio of total expenses to average net assets (c)	0.89%	0.88%	0.91%	0.95%	0.97%

Ratio of net investment income to average net assets (c)	0.99%	0.49%	0.12%	0.40%	0.51%

Portfolio turnover rate	36%	44%	54%	66%	60%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$13.61	$12.85	$9.84	$11.34	$11.28

Income (loss) from investment operations:
Net investment income (a)	0.23	0.19	0.20	0.25	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.35)	0.77	3.04	(1.41)	0.12
Total from investment operations	(1.12)	0.96	3.24	(1.16)	0.37

Less distributions from:
Net investment income	(0.22)	(0.18)	(0.23)	(0.23)	(0.24)
Net realized gains	(0.31)	(0.02)	—	(0.08)	(0.07)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.53)	(0.20)	(0.23)	(0.34)	(0.31)

Net asset value at end of year	$11.96	$13.61	$12.85	$9.84	$11.34

Total return (b)	(8.18%)	7.50%	33.14%	(10.59%)	3.35%

Net assets at end of year (000’s)	$218,648	$236,259	$193,186	$143,897	$142,199

Ratio of total expenses to average net assets (c)	0.93%	0.92%	0.93%	0.95%	0.96%

Ratio of net investment income to average net assets (c)	1.88%	1.42%	1.73%	2.18%	2.28%

Portfolio turnover rate	24%	23%	29%	29%	30%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1. Organization

Davenport Core Leaders Fund (formerly Davenport Core Fund), Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report.

Davenport Core Leaders Fund’s investment objective is long-term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long-term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long-term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long-term growth.

Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 are effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate elated modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including corporate bonds and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Davenport & Company LLC (the “Adviser”) as the Funds’ valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2023, by security type:

Davenport Core Leaders Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$698,699,884	$—	$—	$698,699,884
Money Market Funds	10,593,309	—	—	10,593,309
Total	$709,293,193	$—	$—	$709,293,193

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$776,221,103	$—	$—	$776,221,103
Money Market Funds	27,664,681	—	—	27,664,681
Total	$803,885,784	$—	$—	$803,885,784

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$614,667,732	$—	$—	$614,667,732
Money Market Funds	39,437,695	—	—	39,437,695
Total	$654,105,427	$—	$—	$654,105,427

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$513,995,025	$—	$—	$513,995,025
Exchange-Traded Funds	18,213,682	—	—	18,213,682
Money Market Funds	55,527,345	—	—	55,527,345
Total	$587,736,052	$—	$—	$587,736,052

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$123,192,150	$—	$—	$123,192,150
Fixed Rate Corporate Bonds	—	62,097,843	—	62,097,843
U.S. Treasury Obligations	—	21,515,639	—	21,515,639
Money Market Funds	7,684,793	—	—	7,684,793
Total	$130,876,943	$83,613,482	$—	$214,490,425

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year ended March 31, 2023.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash — Each Fund’s cash position, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the amount covered by federal deposit insurance. The Funds maintain these balances with a high quality financial institution and may incur charges on cash overdrafts.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the effective interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. These amounts are recorded once the issuers provide information about the actual classification of the distributions. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2023 and 2022 was as follows:

	Years	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Davenport Core Leaders Fund	03/31/23	$8,616,867	$24,804,754	$33,421,621
	03/31/22	$947,615	$67,520,115	$68,467,730
Davenport Value & Income Fund	03/31/23	$16,633,912	$28,180,629	$44,814,541
	03/31/22	$18,460,705	$20,421,022	$38,881,727
Davenport Equity Opportunities Fund	03/31/23	$6,817,160	$44,997,499	$51,814,659
	03/31/22	$4,545,459	$72,940,203	$77,485,662
Davenport Small Cap Focus Fund	03/31/23	$4,649,484	$31,371,059	$36,020,543
	03/31/22	$36,919,188	$41,560,446	$78,479,634
Davenport Balanced Income Fund	03/31/23	$5,034,146	$4,481,662	$9,515,808
	03/31/22	$2,938,628	$362,786	$3,301,414

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31 2023:

			Davenport
	Davenport	Davenport	Equity
	Core Leaders	Value &	Opportunities
	Fund	Income Fund	Fund
Cost of investments	$490,125,453	$660,246,717	$579,007,366
Gross unrealized appreciation	$245,092,294	$177,281,373	$146,781,888
Gross unrealized depreciation	(25,924,554)	(33,642,306)	(71,683,827)
Net unrealized appreciation	219,167,740	143,639,067	75,098,061
Undistributed ordinary income	39,386	—	702,406
Undistributed long-term gains	22,451,871	—	18,834,419
Accumulated capital and other losses	—	(19,317,283)	—
Distributable earnings	$241,658,997	$124,321,784	$94,634,886

		Davenport	Davenport
		Small Cap	Balanced
		Focus Fund	Income Fund
Cost of investments		$572,528,489	$199,641,042
Gross unrealized appreciation		$64,673,098	$25,209,523
Gross unrealized depreciation		(49,465,535)	(10,360,140)
Net unrealized appreciation		15,207,563	14,849,383
Undistributed ordinary income		121,663	—
Undistributed long-term gains		15,693,275	—
Accumulated capital and other losses		—	(5,037,553)
Distributable earnings		$31,022,501	$9,811,830

The difference between the federal income tax cost of investments and the financial statement cost of investments for Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, and adjustments to basis on partnerships.

Post-October losses, incurred after October 31, 2022 and within the current taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended March 31, 2023, Davenport Value & Income Fund and Davenport Balanced Income Fund deferred $19,317,283 and $5,037,553 of post-October losses, respectively, to April 1, 2023 for federal income tax purposes.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended March 31, 2023, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

			Davenport
	Davenport	Davenport	Equity	Davenport	Davenport
	Core Leaders	Value &	Opportunities	Small Cap	Balanced
	Fund	Income Fund	Fund	Focus Fund	Income Fund
Paid-in capital	$—	$(5,822)	$—	$—	$(34,476)
Distributable earnings	$—	$5,822	$—	$—	$34,476

Such reclassifications have no effect on each Fund’s total net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for each Fund for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended March 31, 2023, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2023:

			Davenport
	Davenport	Davenport	Equity
	Core Leaders	Value &	Opportunities
	Fund	Income Fund	Fund
Purchases of investment securities	$133,401,093	$193,777,515	$156,823,721
Proceeds from sales of investment securities	$154,419,097	$164,828,722	$156,627,581

		Davenport	Davenport
		Small Cap	Balanced
		Focus Fund	Income Fund
Purchases of investment securities		$194,589,152	$51,288,060
Proceeds from sales and maturities of investment securities		$180,320,964	$54,508,382

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

A significant portion of the Funds’ investment trades are executed through an affiliated broker-dealer of the Adviser. No commissions are paid by the Funds to the Adviser or the affiliate for these trades.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2023, none of the Funds had over 25% of their net assets invested in any one sector.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Davenport Funds and

Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Davenport Funds, comprising Davenport Core Leaders Fund (formerly Davenport Core Fund), Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, and Davenport Balanced Income Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 23, 2023

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
* John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
* John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of The Cantor FBP Mutual Funds	Since September 1988
George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
Cheryl B. Hatcher	One James Center 901 E. Cary Street Richmond, VA	1957	Vice President	Since March 2021
George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1975	Vice President	Since February 2011
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (a broker-dealer and investment advisory firm).

John T. Bruce is Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P. He previously was President, Director and member of the Executive Committee of Flippen, Bruce & Porter, Inc. (1985 to 2021).

George K. Jennison is retired. He was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Cheryl B. Hatcher is Senior Vice President of Davenport & Company LLC and Senior Administrative Officer of Davenport Asset Management.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Ultimus Fund Solutions, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 through March 31, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value
	October 1,	March 31,	Expense	Expenses Paid
	2022	2023	Ratio(a)	During Period(b)
Davenport Core Leaders Fund
Based on Actual Fund Return	$1,000.00	$1,120.10	0.87%	$4.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,096.20	0.87%	$4.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,133.70	0.88%	$4.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,168.70	0.88%	$4.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,061.40	0.93%	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.29	0.93%	$4.68

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2023, Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focused Fund and Davenport Balanced Income Fund designated $24,804,754, $28,180,629, $44,997,499, $31,371,059, and $4,481,662, respectively, as long-term capital gain distributions.

Qualified Dividend Income – Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund designated 100%, 100%, 66.41%, 100% and 71.15%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distributions that qualify under tax law. For the fiscal year ended March 31, 2022, Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, 100%, 87.58%, 60.02%, 100% and 58.37%, respectively, of ordinary income distributions, qualifies for the corporate dividends received deduction.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At a meeting held on November 15, 2022, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the Davenport Core Leaders Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund, the Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund (individually, a “Fund,” collectively, the “Funds”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreements for an additional one-year period.

Prior to the Board meeting, the Adviser provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreements with respect to each Fund. In approving the continuance of the Investment Advisory Agreements, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreements with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreements.

The Independent Trustees’ evaluation of the quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the preceding year. The Independent Trustees considered that the Adviser had provided its views on the overall conditions of the economy and the markets, including the factors that may have influenced the markets, investor preferences and market sentiment during the past year. The Independent Trustees also considered the security selection process that is applied in the management of the Funds and the adjustments that were made by the Adviser over the past year in response to prevailing market conditions. Both short-term and long-term investment performance of the Funds were considered. Each Fund’s performance was compared to its performance benchmark, a peer group of funds with similar investment objectives and strategies, and to the Adviser’s comparably managed private accounts, as applicable. The Independent Trustees also considered: the scope and quality of the in-house capabilities of the Adviser and other resources that are dedicated towards management of the Funds; the experience of the Adviser’s Investment Policy Committee members and their collaboration; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers; the Adviser’s compliance with investment policies of the Funds and applicable laws and regulations; information provided by management and the Funds’ independent public

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

accounting firm in periodic meetings with the Trust’s Audit Committee; the business reputation of the Adviser; the qualifications of the Adviser’s key investment and compliance personnel; and the Adviser’s financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Independent Trustees compared the advisory fees and overall expense levels of each Fund with those of funds with similar investment objectives and strategies as well as the private accounts managed by the Adviser, as applicable. The Independent Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the fact that the Funds’ portfolio trades for equity securities were executed by the Adviser at no cost to the Funds. In evaluating the Funds’ advisory fees, the Trustees considered the complexity and quality of the investment process that is applied in the management of the Funds.

The Independent Trustees considered each Fund’s investment strategy in comparison to the performance to its respective primary and secondary benchmark, as applicable, and peer group average, and the services provided by Davenport & Company LLC to the respective Fund. Based on the consideration of the foregoing and such other information as was deemed relevant, including the factors and conclusions below, the Independent Trustees concluded that: (i) the overall performance of each of the Davenport Core Leaders Fund, Davenport Equity Opportunities Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund is satisfactory considering each Fund’s investment strategy; (ii) the overall performance of the Davenport Small Cap Focus Fund is good, considering its relative performance results over selected periods ended September 30, 2022; (iii) the advisory fees and total operating expenses for the Davenport Funds are reasonable in relation to the services provided by Davenport & Company LLC; (iv) Davenport & Company LLC., a dually registered investment adviser and broker dealer, has further benefited the Funds’ shareholders by executing all equity trades at no cost to the Funds and paying the compensation to financial intermediaries for the provision of administrative support services; and (v) the profits of Davenport & Company LLC with respect to its management of the Funds are reasonable.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow, and they noted that Davenport & Company LLC has provided shareholders with opportunities to participate in economies of scale by increasing the exposure of the Davenport Funds through various marketing and distribution efforts which has had the effect of decreasing the operating expenses of each of the Funds over the years as expenses are spread over a larger asset base. The Independent Trustees also considered the “fallout” benefits to Davenport & Company LLC with respect to the Davenport Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Independent Trustees concluded, after weighing and balancing of all factors considered, that it was in the best interests of each Fund and its respective shareholders to continue the Investment Advisory Agreements without modification to their terms, including the fees charged for services thereunder, for an additional one-year period.

THE DAVENPORT FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Davenport & Company LLC, the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended November 30, 2022 and the adequacy and effectiveness of the liquidity risk management program’s operation from December 1, 2021 until November 30, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on February 21, 2023. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also,during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

This page intentionally left blank.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 N Water Street,
Suite 830
Milwaukee, WI 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
Cheryl B. Hatcher, Vice President
George L. Smith, III, Vice President

Davenport-AR-23

Cantor FBP Equity & Dividend Plus Fund Cantor FBP Appreciation & Income Opportunities Fund Annual Report March 31, 2023 No-Load Funds

Letter to Shareholders	May 12, 2023

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2023, and to provide some additional information since we last communicated with you. First, we will review the recent market environment, then comment briefly on the upcoming proxy vote related to making important changes to the Funds, and finally, we will comment on the Funds’ fiscal year results.

Economic and Market Update

Stock markets rallied in the final days of March, capping a volatile quarter and year on a positive note. Much of the market volatility was prompted by the sudden collapse of two mid-sized banks in early March, which set off panicked selling in bank stocks. Silicon Valley Bank (SVB) and Signature Bank were shuttered following a run on deposits at those institutions, causing increased investor fears that these failures were just the tip of the iceberg. The shotgun marriage with UBS that “saved” Credit Suisse in Europe didn’t help investor sentiment for the sector either. There is little doubt that management miscues at these institutions played a part in their collapses. But it must be noted that the dramatic rise in interest rates this year created large losses in their bond portfolios such that when depositors demanded their funds, these banks were short of capital to fund the withdrawals. These two domestic regional banks also had some unusual characteristics that make their situations unique: a concentrated deposit base of venture capital clients at SVB and an emphasis on cryptocurrency banking at Signature. Federal regulators, rightly or wrongly, acted quickly to guarantee all deposits at these firms, implicitly providing an implied backstop for the entire system in an attempt to prevent further bank runs. Regulators also created a special lending program that allowed banks access to funds if needed for withdrawals. Regional bank stock prices temporarily stabilized, but since have continued to show weakness as investors remain uncertain about the stability of deposits and condition of balance sheets. Ongoing challenges to the banking sector include the potential for increased regulation, higher costs for deposits and the impact that a weakening economy may have on loan quality. The result is likely to be lower earnings potential for the sector than originally expected. Having said that, it appears to us that the U.S. banking system overall is well-capitalized and strong enough to withstand this banking crisis.

Considering the recent credit shock, the Federal Reserve’s Federal Open Markets Committee (“FOMC”) followed through with a fed funds rate increase of 25 basis points in May. In a change, it signaled that it will pause rate hikes, possibly bringing an end to this hiking cycle after 10 rate increases. The latest inflation figures, including both core inflation and the Personal Consumption Expenditure index, give hope that inflation is moderating. The labor market, which has been strong for some time, is showing mixed signals. The latest weekly initial jobless claims reports have moved modestly higher, while continuing unemployment claims, at 1.8 million, are well above the 1.3 million level seen last May and are at levels last seen in late 2021. Conversely, the unemployment rate held steady at 3.4% in April, stronger than many analysts had expected. Consensus forecasts from most economists point to slower growth over the balance of this 2023, as higher interest rates, a stretched consumer, and tighter lending standards work their way through the system.

As we have notified you previously, the Funds will be asking you to vote on an Agreement and Plan of Reorganization this summer, providing for the reorganization of each of the Cantor FBP Appreciation & Income Opportunities Fund and the Cantor FBP Equity & Dividend Plus Fund into the Cantor FBP Equity & Dividend Plus Fund (the “Combined Fund”), a new series of The Cantor Select Portfolios Trust (the “Reorganization”). The Reorganization will consolidate the assets of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund and allow the Combined Fund

1

to, among other things, provide for improved operating efficiencies due to the spreading of fixed costs over a larger pool of assets. You will receive a detailed explanation of these changes in the proxy that will be mailed to you by the end of May, and if you have questions, please contact us for clarification.

Cantor FBP Equity & Dividend Plus Fund Review

The Cantor FBP Equity & Dividend Plus Fund returned -8.92% for the fiscal year ended March 31, 2023. The S&P 500® Index (the “Index”) returned -7.73% over the same period. The Fund was 91.3% equity and 8.7% cash at fiscal year-end.

This past year was a challenging one for investment returns. Your Fund performed very well early in the period, giving up some of that in the most recent quarter as growth stocks outperformed value and dividend-paying stocks. Market performance has also narrowed, with a small number of larger technology-oriented companies doing well and the broader marker performing much worse. For the fiscal year, Energy and Consumer Staples were the strongest sectors for the Fund, helped in particular by Genuine Parts, Exxon Mobil, Tapestry and JM Smucker. Financials and Health Care were the lowest returning sectors, with Lincoln Financial, Kohl’s, Fidelity National Information Services and KeyCorp dragging down results. Some recent additions to the Fund are Dominion Energy, Johnson & Johnson, Advance Auto Parts and Pfizer. Nucor and Genuine Parts are recent reductions from the Fund as a result of call options being exercised at attractive price levels. The Fund also sold KeyCorp and Hanesbrands.

Cash flow generation from dividends is a primary focus of your Equity & Dividend Plus Fund as well as cash generated from option premiums. The Fund utilizes as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. During the fiscal year ended March 31, 2023, the amount of premiums generated from selling covered call options was $500,228.

Cantor FBP Appreciation & Income Opportunities Fund Review

The Cantor FBP Appreciation & Income Opportunities Fund returned -6.43% for the fiscal year ended March 31, 2023. The S&P 500® Index (the “Index”) returned -7.73% and the Bloomberg Intermediate U.S. Government/Credit Index returned -1.66% over the same period. The Fund was 76.4% equity, 16.3% fixed income and 7.3% cash at fiscal year-end.

This past year was a challenging one for investment returns. Your Fund performed very well early in the period, giving up some of that in the most recent quarter as growth stocks outperformed value and dividend-paying stocks. Market performance has also narrowed, with a small number of larger technology-oriented companies doing well and the broader marker performing much worse. The Fund’s strongest sectors were Energy and Industrials, while Financials and Information Technology lagged. Merck, TJX Companies, Quanta Services and Trane Technologies were the better performers, while Lincoln Financial, Kohl’s, Carnival, and Compass Minerals lagged. The short-duration fixed-income holdings and cash weighting, whose purpose in the Fund is to provide stability and income, worked to protect the fixed portion of the Fund as interest rates rose this past year. Recent purchases to the Fund are Advance Auto Parts, Dominion Energy and Stanley Black and Decker, with BWX Technologies, Dollar Tree and Quanta Services being sold.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional income to the Fund and to hedge the possibility the security may not

2

achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in modest to negative markets, it may provide additional return. During the fiscal year ended March 31, 2023, the amount of premiums generated from selling covered call options was $91,380.

We want to thank you for your continued support and investment in the Cantor Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA

President - Portfolio Manager

May 12, 2023

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE CANTOR FBP MUTUAL FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Each Fund’s performance results are also compared to the Consumer Price Index, a measure of inflation; the Bloomberg Intermediate U.S. Government/Credit Index is also compared for the Cantor FBP Appreciation & Income Opportunities Fund.

Cantor FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in
Cantor FBP Equity & Dividend Plus Fund, the S&P 500® Index and the Consumer Price Index

4

THE CANTOR FBP MUTUAL FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Cantor FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in
Cantor FBP Appreciation & Income Opportunities Fund, the S&P 500® Index,
the Consumer Price Index and the Bloomberg Intermediate U.S. Government/Credit Index

Average Annual Total Returns (for years ended March 31, 2023)

	1 Year	5 Years	10 Years
Cantor FBP Equity & Dividend Plus Fund (a)	-8.92%	6.74%	7.59%
Cantor FBP Appreciation & Income Opportunities Fund (a)	-6.43%	6.74%	7.01%
S&P 500® Index	-7.73%	11.19%	12.24%
Consumer Price Index	6.03%	3.85%	2.62%
Bloomberg Intermediate U.S. Government/Credit Index	-1.66%	1.40%	1.32%

(a)	Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

5

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

General Information
Net Asset Value Per Share		$25.78
Total Net Assets (Millions)		$30.6
Current Expense Ratio		1.12%
Portfolio Turnover		16%
Fund Inception Date		7/30/1993

		S&P 500®
Stock Characteristics	Fund	Index
Number of Stocks	52	500
Weighted Avg Market Capitalization (Billions)	$138.7	$462.2
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	11.3	18.1
Price-to-Book Value	2.2	4.1
Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
Broadcom, Inc.	3.8%
Merck & Company, Inc.	3.3%
Raytheon Technologies Corporation	2.9%
International Business Machines Corporation	2.7%
Chevron Corporation	2.6%
Exxon Mobile Corporation	2.5%
Johnson & Johnson	2.5%
Cisco Systems, Inc.	2.5%
CVS Health Corporation	2.4%
JPMorgan Chase & Company	2.3%

6

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

General Information
Net Asset Value Per Share	$19.84
Total Net Assets (Millions)	$29.7
Current Expense Ratio	1.05%
Portfolio Turnover	26%
Fund Inception Date	7/3/1989
Asset Allocation (% of Net Assets)

Common Stock Portfolio (76.4% of Net Assets)
Number of Stocks	55
Weighted Avg Market Capitalization (Billions)	$224.0
Price-to-Earnings Ratio (Bloomberg 1 Yr.Forecast EPS)	11.2
Price-to-Book Value	2.2

Five Largest Sectors	% of Net Assets
Financials	14.7%
Technology	13.5%
Health Care	10.9%
Energy	7.5%
Industrials	6.9%
Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	3.3%
Broadcom, Inc.	2.8%
JPMorgan Chase & Company	2.7%
Tapestry, Inc.	2.5%
Shell plc - ADR	2.3%
Merck & Company, Inc.	2.3%
HP, Inc.	2.1%
Johnson & Johnson	2.0%
Bank of America Corporation	2.0%
Eaton Corporation plc	2.0%

Fixed-Income Portfolio (16.3% of Net Assets)
Number of Fixed-Income Securities	9
Average Quality	BBB+
Average Weighted Maturity	3.5 yrs.
Average Effective Duration	3.2 yrs.
Sector Breakdown	% of Net Assets
U.S. Treasury Obligations	5.0%
Consumer Staples	1.6%
Financials	1.6%
Health Care	1.6%
Industrials	4.9%
Utilities	1.6%

7

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 91.3%	Shares	Value
Communications — 5.6%
AT&T, Inc.	24,000	$462,000
Comcast Corporation - Class A	8,500	322,235
Paramount Global - Class B (a)	19,500	435,045
Verizon Communications, Inc.	13,000	505,570
		1,724,850
Consumer Discretionary — 5.7%
Advance Auto Parts, Inc.	4,300	522,923
Home Depot, Inc. (The)	1,000	295,120
Kohl’s Corporation	11,500	270,710
Tapestry, Inc. (a)	15,000	646,650
		1,735,403
Consumer Staples — 9.1%
J.M. Smucker Company (The) (a)	2,700	424,899
Kellogg Company	7,000	468,720
Kimberly-Clark Corporation (a)	3,500	469,770
Mondelez International, Inc. - Class A (a)	8,000	557,760
Philip Morris International, Inc. (a)	5,300	515,425
Target Corporation	2,000	331,260
		2,767,834
Energy — 8.7%
Chevron Corporation	4,800	783,168
ConocoPhillips	5,200	515,892
Exxon Mobil Corporation (a)	7,000	767,620
Shell plc - ADR	10,250	589,785
		2,656,465
Financials — 14.0%
Bank of New York Mellon Corporation (The)	12,500	568,000
JPMorgan Chase & Company	5,500	716,705
Lincoln National Corporation	11,000	247,170
M&T Bank Corporation (a)	2,950	352,732
MetLife, Inc. (a)	9,000	521,460
Prudential Financial, Inc. (a)	6,000	496,440
Truist Financial Corporation	11,000	375,100
U.S. Bancorp	14,200	511,910
Wells Fargo & Company	13,500	504,630
		4,294,147
Health Care — 15.0%
Bristol-Myers Squibb Company	7,800	540,618
CVS Health Corporation	10,000	743,100
Johnson & Johnson	4,900	759,500
Medtronic plc	7,500	604,650
Merck & Company, Inc. (a)	9,400	1,000,065
Organon & Company	10,500	246,960

8

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.3% (Continued)	Shares	Value
Health Care — 15.0% (Continued)
Pfizer, Inc.	17,000	$693,600
		4,588,493
Industrials — 7.6%
Emerson Electric Company (a)	7,500	653,550
Lockheed Martin Corporation	800	378,184
Raytheon Technologies Corporation (a)	9,200	900,956
Stanley Black & Decker, Inc.	5,000	402,900
		2,335,590
Materials — 1.9%
Dow, Inc.	10,850	594,797

Real Estate — 3.1%
Simon Property Group, Inc. (a)	5,750	643,828
Ventas, Inc. (a)	6,900	299,115
		942,943
Technology — 14.5%
Broadcom, Inc.	1,800	1,154,771
Cisco Systems, Inc.	14,500	757,988
Fidelity National Information Services, Inc.	7,000	380,310
HP, Inc.	20,500	601,675
Intel Corporation (a)	9,500	310,365
International Business Machines Corporation	6,250	819,313
Skyworks Solutions, Inc. (a)	3,500	412,930
		4,437,352
Utilities — 6.1%
Atmos Energy Corporation (a)	4,500	505,620
Dominion Energy, Inc.	10,500	587,055
Duke Energy Corporation	4,300	414,821
National Fuel Gas Company	6,000	346,440
		1,853,936

Total Common Stocks (Cost $23,502,438)		$27,931,810

9

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 9.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio -Class I, 4.72% (b) (Cost $2,783,585)	2,783,585	$2,783,585

Total Investments at Value — 100.4%
(Cost $26,286,023)		$30,715,395

Liabilities in Excess of Other Assets — (0.4%)		(128,253)

Net Assets — 100.0%		$30,587,142

ADR - American Depositary Receipt.

(a)	Security covers a written call option. The total value of securities as of March 31, 2023 was $7,532,473.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

10

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
March 31, 2023
COVERED WRITTEN		Notional	Strike	Expiration	Value of
CALL OPTIONS	Contracts	Value	Price	Date	Options
Atmos Energy Corporation	22	$247,192	$120.00	04/24/23	$1,980
Emerson Electric Company	24	209,136	105.00	06/20/23	360
Exxon Mobil Corporation	33	361,878	125.00	04/24/23	198
Intel Corporation	95	310,365	30.00	07/24/23	40,660
J.M. Smucker Company (The)	27	424,899	160.00	07/24/23	15,660
Kimberly-Clark Corporation	35	469,770	150.00	06/20/23	1,575
M&T Bank Corporation	29	346,753	210.00	04/24/23	2,175
Merck & Company, Inc.	50	531,950	105.00	04/24/23	15,500
Merck & Company, Inc.	44	468,116	115.00	04/24/23	396
MetLife, Inc.	56	324,464	77.50	06/20/23	336
Mondelez International, Inc. – Class A	80	557,760	72.50	09/18/23	20,400
Paramount Global - Class B	195	435,045	30.00	06/20/23	4,875
Philip Morris International, Inc.	24	233,400	110.00	06/20/23	600
Prudential Financial, Inc.	60	496,440	115.00	09/18/23	2,400
Raytheon Technologies Corporation	42	411,306	105.00	05/22/23	2,436
Simon Property Group, Inc.	34	380,698	140.00	07/24/23	1,054
Skyworks Solutions, Inc.	32	377,536	135.00	08/21/23	14,080
Tapestry, Inc.	77	331,947	47.50	05/22/23	6,160
Tapestry, Inc.	73	314,703	52.50	08/21/23	8,030
Ventas, Inc.	69	299,115	55.00	08/21/23	3,795
Total Covered Written Call Options
(Premiums received $289,766)		$7,532,473			$142,670

See accompanying notes to financial statements.

11

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 76.4%	Shares	Value
Communications — 2.3%
Comcast Corporation - Class A	10,000	$379,100
Paramount Global - Class B	13,000	290,030
		669,130
Consumer Discretionary — 6.2%
Advance Auto Parts, Inc.	1,700	206,737
Ford Motor Company	23,000	289,800
Home Depot, Inc. (The)	1,000	295,120
Kohl’s Corporation	5,000	117,700
Tapestry, Inc. (a)	17,000	732,870
TJX Companies, Inc. (The)	2,500	195,900
		1,838,127
Consumer Staples — 5.6%
J.M. Smucker Company (The)	1,500	236,055
Kellogg Company	7,000	468,720
Kimberly-Clark Corporation	1,500	201,330
Mondelez International, Inc. - Class A	3,000	209,160
Philip Morris International, Inc.	3,000	291,750
Target Corporation	1,500	248,445
		1,655,460
Energy — 7.5%
Chevron Corporation	3,600	587,376
ConocoPhillips	5,000	496,050
Devon Energy Corporation	9,000	455,490
Shell plc - ADR	12,000	690,480
		2,229,396
Financials — 14.7%
Bank of America Corporation	21,000	600,600
Bank of New York Mellon Corporation (The)	10,000	454,400
Capital One Financial Corporation	4,700	451,952
JPMorgan Chase & Company	6,100	794,891
Lincoln National Corporation	9,000	202,230
MetLife, Inc. (a)	9,000	521,460
Travelers Companies, Inc. (The)	2,800	479,948
Truist Financial Corporation	6,500	221,650
U.S. Bancorp	6,300	227,115
Wells Fargo & Company	11,000	411,180
		4,365,426
Health Care — 10.9%
Bristol-Myers Squibb Company	6,300	436,653
CVS Health Corporation	6,000	445,860
Johnson & Johnson	3,900	604,500

12

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 76.4% (Continued)	Shares	Value
Health Care — 10.9% (Continued)
Medtronic plc	3,200	$257,984
Merck & Company, Inc. (a)	6,300	670,257
Organon & Company	13,800	324,576
Pfizer, Inc.	12,000	489,600
		3,229,430
Industrials — 6.9%
Eaton Corporation plc	3,500	599,690
Emerson Electric Company	2,700	235,278
FedEx Corporation	1,700	388,433
Lockheed Martin Corporation	500	236,365
Raytheon Technologies Corporation	3,600	352,548
Stanley Black & Decker, Inc.	3,000	241,740
		2,054,054
Materials — 2.9%
Compass Minerals International, Inc.	5,000	171,450
Dow, Inc.	4,000	219,280
Nucor Corporation	3,100	478,857
		869,587
Real Estate — 1.7%
Simon Property Group, Inc. (a)	4,500	503,865

Technology — 13.5%
Apple, Inc.	6,000	989,400
Broadcom, Inc.	1,300	834,002
Cisco Systems, Inc.	11,000	575,025
HP, Inc.	21,000	616,350
Intel Corporation (a)	10,500	343,035
International Business Machines Corporation	4,200	550,578
Microsoft Corporation	300	86,490
		3,994,880
Utilities — 4.2%
Atmos Energy Corporation (a)	4,000	449,440
Dominion Energy, Inc.	8,500	475,235
Duke Energy Corporation	3,500	337,645
		1,262,320

Total Common Stocks (Cost $14,384,317)		$22,671,675

13

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 11.3%	Par Value	Value
Consumer Staples — 1.6%
Kroger Company, 3.70%, due 08/01/2027	$500,000	$480,311

Financials — 1.6%
PNC Financial Services Group, Inc. (The), 3.45%, due 04/23/2029	500,000	464,944

Health Care — 1.6%
Elevance Health, Inc., 4.10%, due 03/01/2028	500,000	488,052

Industrials — 4.9%
Hubbell, Inc., 3.35%, due 03/01/2026	500,000	482,516
Norfolk Southern Corporation, 3.85%, due 01/15/2024	500,000	492,320
Republic Services, Inc., 3.38%, due 11/15/2027	500,000	476,881
		1,451,717
Utilities — 1.6%
American Water Capital Corporation, 3.75%, due 09/01/2028	500,000	477,133

Total Corporate Bonds (Cost $3,357,805)		$3,362,157

U.S. TREASURY OBLIGATIONS — 5.0%	Par Value	Value
U.S. Treasury Notes — 5.0%
4.25%, due 09/30/2024	$750,000	$748,858
3.50%, due 09/15/2025	750,000	742,324
Total U.S. Treasury Obligations (Cost $1,485,898)		$1,491,182

14

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 9.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio -Class I, 4.72% (b) (Cost $2,907,185)	$2,907,185	$2,907,185
Total Investments at Value — 102.5%
(Cost $22,135,205)		$30,432,199

Liabilities in Excess of Other Assets — (2.5%)		(735,245)

Net Assets — 100.0%		$29,696,954

ADR - American Depositary Receipt.

(a)	Security covers a written call option. The total value of securities as of March 31, 2023 was $1,494,895.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

15

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF OPEN OPTION CONTRACTS
March 31, 2023
COVERED WRITTEN		Notional	Strike	Expiration	Value of
CALL OPTIONS	Contracts	Value	Price	Date	Options
Atmos Energy Corporation	20	$224,720	$120.00	04/24/23	$1,800
Intel Corporation	105	343,035	30.00	07/24/23	44,940
Merck & Company, Inc.	20	212,780	115.00	04/24/23	180
MetLife, Inc.	40	231,760	77.50	06/20/23	240
Simon Property Group, Inc.	20	223,940	140.00	07/24/23	620
Tapestry, Inc.	60	258,660	47.50	05/22/23	4,800
Total Covered Written Call Options
(Premiums received $53,625)		$1,494,895			$52,580

See accompanying notes to financial statements.

16

THE CANTOR FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2023
		Cantor FBP
	Cantor FBP	Appreciation
	Equity &	& Income
	Dividend	Opportunities
	Plus Fund	Fund
ASSETS
Investments in securities:
At cost	$26,286,023	$22,135,205
At value (Note 2)	$30,715,395	$30,432,199
Receivable for capital shares sold	3,567	—
Dividends and interest receivable	60,976	66,739
Other assets	4,699	4,147
TOTAL ASSETS	30,784,637	30,503,085

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $289,766 and $53,625, respectively)	142,670	52,580
Distributions payable	4,304	18,777
Payable for capital shares redeemed	22,365	21,607
Payable investment securities purchased	—	686,082
Accrued investment advisory fees (Note 4)	19,076	18,125
Payable to administrator (Note 4)	5,580	5,580
Other accrued expenses	3,500	3,380
TOTAL LIABILITIES	197,495	806,131

NET ASSETS	$30,587,142	$29,696,954

NET ASSETS CONSIST OF:
Paid-in capital	$25,232,219	$20,358,569
Distributable earnings	5,354,923	9,338,385
Net assets	$30,587,142	$29,696,954

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,186,612	1,497,065

Net asset value, offering price and redemption price per share (Note 2)	$25.78	$19.84

See accompanying notes to financial statements.

17

THE CANTOR FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2023
		Cantor FBP
	Cantor FBP	Appreciation
	Equity &	& Income
	Dividend	Opportunities
	Plus Fund	Fund
INVESTMENT INCOME
Dividends	$1,074,633	$816,997
Interest	—	140,606
TOTAL INVESTMENT INCOME	1,074,633	957,603

EXPENSES
Investment advisory fees (Note 4)	218,324	226,409
Administration fees (Note 4)	60,000	60,000
Trustees’ fees and expenses (Note 4)	19,632	19,632
Audit and tax services fees	17,411	17,411
Registration and filing fees	18,262	16,476
Legal fees	13,182	13,182
Shareholder reporting expenses	10,569	7,081
Shareholder servicing fees (Note 4)	13,914	2,965
Custodian and bank service fees	7,065	7,065
Compliance service fees (Note 4)	7,000	7,000
Postage and supplies	5,060	3,976
Insurance expense	1,079	1,245
Other expenses	8,186	9,070
TOTAL EXPENSES	399,684	391,512
Fees reduced by the Adviser (Note 4)	(50,366)	(51,899)
NET EXPENSES	349,318	339,613

NET INVESTMENT INCOME	725,315	617,990

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains from:
Investment transactions	498,363	961,776
Written option contracts (Note 5)	455,470	108,401
Net realized gains from in-kind redemptions (Note 2)	—	1,635,884
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,689,497)	(5,595,499)
Written option contracts (Note 5)	93,249	(45,756)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(3,642,415)	(2,935,194)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,917,100)	$(2,317,204)

See accompanying notes to financial statements.

18

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$725,315	$599,689
Net realized gains from:
Investment transactions	498,363	2,328,708
Written option contracts (Note 5)	455,470	147,353
Net change in unrealized appreciation (depreciation) on:
Investments	(4,689,497)	1,694,953
Written option contracts (Note 5)	93,249	20,934
Net increase (decrease) in net assets resulting from operations	(2,917,100)	4,791,637

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,132,667)	(2,481,311)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,938,679	2,275,948
Net asset value of shares issued in reinvestment of distributions to shareholders	2,089,689	2,433,606
Payments for shares redeemed	(6,006,938)	(2,921,872)
Net increase in net assets from capital share transactions	3,021,430	1,787,682

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,028,337)	4,098,008

NET ASSETS
Beginning of year	32,615,479	28,517,471
End of year	$30,587,142	$32,615,479

CAPITAL SHARE ACTIVITY
Shares sold	252,943	76,044
Shares reinvested	79,178	86,021
Shares redeemed	(219,190)	(100,027)
Net increase in shares outstanding	112,931	62,038
Shares outstanding, beginning of year	1,073,681	1,011,643
Shares outstanding, end of year	1,186,612	1,073,681

See accompanying notes to financial statements.

19

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$617,990	$419,149
Net realized gains from:
Investment transactions	961,776	3,590,346
Written option contracts (Note 5)	108,401	981
Net realized gains from in-kind redemptions (Note 2)	1,635,884	—
Net change in unrealized appreciation (depreciation) on:
Investments	(5,595,499)	948,659
Written option contracts (Note 5)	(45,756)	91,882
Net increase (decrease) in net assets resulting from operations	(2,317,204)	5,051,017

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,431,299)	(1,655,507)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	980,017	995,004
Net asset value of shares issued in reinvestment of distributions to shareholders	3,365,897	1,615,223
Payments for shares redeemed	(4,193,478)	(6,280,307)
Net increase (decrease) in net assets from capital share transactions	152,436	(3,670,080)

TOTAL DECREASE IN NET ASSETS	(5,596,067)	(274,570)

NET ASSETS
Beginning of year	35,293,021	35,567,591
End of year	$29,696,954	$35,293,021

CAPITAL SHARE ACTIVITY
Shares sold	49,684	43,385
Shares reinvested	173,770	71,739
Shares redeemed	(209,623)	(273,230)
Net increase (decrease) in shares outstanding	13,831	(158,106)
Shares outstanding, beginning of year	1,483,234	1,641,340
Shares outstanding, end of year	1,497,065	1,483,234

See accompanying notes to financial statements.

20

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$30.38	$28.19	$18.28	$25.19	$25.68

Income (loss) from investment operations:
Net investment income	0.63	0.58	0.59	0.67	0.60
Net realized and unrealized gains (losses) on investments and written option contracts	(3.33)	4.03	9.90	(5.90)	0.83
Total from investment operations	(2.70)	4.61	10.49	(5.23)	1.43

Less distributions from:
Net investment income	(0.63)	(0.59)	(0.58)	(0.67)	(0.60)
Net realized gains	(1.27)	(1.83)	—	(1.01)	(1.32)
Total distributions	(1.90)	(2.42)	(0.58)	(1.68)	(1.92)

Net asset value at end of year	$25.78	$30.38	$28.19	$18.28	$25.19

Total return (a)	(8.92%)	17.23%	58.15%	(22.33%)	5.64%

Net assets at end of year (000’s)	$30,587	$32,615	$28,517	$20,919	$28,615

Ratio of total expenses to average net assets	1.28%	1.23%	1.32%	1.25%	1.23%

Ratio of net expenses to average net assets (b)	1.12%	1.12%	1.10%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.33%	1.97%	2.53%	2.70%	2.35%

Portfolio turnover rate	16%	16%	21%	38%	18%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Ratios were determined after advisory fee waivers/reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

21

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$23.79	$21.67	$14.43	$18.91	$18.99

Income (loss) from investment operations:
Net investment income	0.40	0.27	0.29	0.38	0.37
Net realized and unrealized gains (losses) on investments and written option contracts	(2.03)	2.94	7.24	(3.65)	0.28
Total from investment operations	(1.63)	3.21	7.53	(3.27)	0.65

Less distributions from:
Net investment income	(0.41)	(0.29)	(0.29)	(0.38)	(0.37)
Net realized gains	(1.91)	(0.80)	—	(0.83)	(0.36)
Total distributions	(2.32)	(1.09)	(0.29)	(1.21)	(0.73)

Net asset value at end of year	$19.84	$23.79	$21.67	$14.43	$18.91

Total return (a)	(6.43%)	15.16%	52.63%	(18.56%)	3.44%

Net assets at end of year (000’s)	$29,697	$35,293	$35,568	$25,287	$33,376

Ratio of total expenses to average net assets	1.21%	1.14%	1.20%	1.16%	1.12%

Ratio of net expenses to average net assets (b)	1.05%	1.05%	1.03%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.91%	1.17%	1.61%	2.03%	1.89%

Portfolio turnover rate	26%	10%	11%	18%	21%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Ratios were determined after advisory fee waivers/reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

22

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1. Organization

Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of Cantor FBP Equity & Dividend Plus Fund is to provide above-average and growing income while also achieving long-term growth of capital.

The investment objectives of Cantor FBP Appreciation & Income Opportunities Fund are long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted Rule 18f-4 and are currently adhering to the requirements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including U.S. Treasury obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities

23

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Under the procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments based on the inputs used to value the investments and other financial instruments as of March 31, 2023, by security type:

Cantor FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$27,931,810	$—	$—	$27,931,810
Money Market Funds	2,783,585	—	—	2,783,585
Total	$30,715,395	$—	$—	$30,715,395

Other Financial Instruments:
Covered Written Call Options	$(92,615)	$(50,055)	$—	$(142,670)
Total	$(92,615)	$(50,055)	$—	$(142,670)

24

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Cantor FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$22,671,675	$—	$—	$22,671,675
Corporate Bonds	—	3,362,157	—	3,362,157
U.S. Treasury Obligations	—	1,491,182	—	1,491,182
Money Market Funds	2,907,185	—	—	2,907,185
Total	$25,578,860	$4,853,339	$—	$30,432,199

Other Financial Instruments:
Covered Written Call Options	$(50,780)	$(1,800)	$—	$(52,580)
Total	$(50,780)	$(1,800)	$—	$(52,580)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. There were no Level 3 investments held by the Funds as of or during the year ended March 31, 2023.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Withholding taxes, if any, on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2023 and 2022 was as follows:

	Year	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Cantor FBP Equity & Dividend Plus Fund	03/31/23	$731,087	$1,400,459	$2,131,546
	03/31/22	$791,326	$1,689,035	$2,480,361
Cantor FBP Appreciation & Income Opportunities Fund	03/31/23	$625,730	$2,795,802	$3,421,532
	03/31/22	$440,215	$1,215,260	$1,655,475

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

25

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio investment securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operation during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

26

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2023:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
Tax cost of portfolio investments and written option contracts	$25,996,257	$22,066,920
Gross unrealized appreciation	$6,982,118	$9,162,813
Gross unrealized depreciation	(2,405,650)	(850,114)
Net unrealized appreciation	$4,576,468	$8,312,699
Undistributed ordinary income	4,198	60,691
Undistributed long-term capital gains	778,561	983,772
Distribution payable	(4,304)	(18,777)
Distributable earnings	$5,354,923	$9,338,385

The difference between the federal income tax cost of investments and the financial statement cost of investments for Cantor FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2023, FBP Appreciation & Income Opportunities Fund realized $1,635,884 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended March 31, 2023, the Funds did not incur any interest or penalties.

27

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2023:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
Purchases of investment securities	$5,983,162	$7,932,335
Proceeds from sales and maturities of investment securities	$4,755,703	$6,723,131

For the year ended March 31, 2023, cost of purchases and proceeds from maturities of U.S. government long-term securities for Cantor FBP Appreciation & Income Opportunities Fund were $1,485,898 and $500,000, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has contractually agreed, until August 1, 2024, to reduce advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.12% and 1.05% of the average daily net assets of Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

Accordingly, during the year ended March 31, 2023, the Adviser reduced its advisory fees in the amounts of $50,366 and $51,899 for Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual fund operating expenses to exceed the

28

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of March 31, 2023, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
March 31, 2024	$52,478	$49,983
March 31, 2025	34,723	31,024
March 31, 2026	50,366	51,899
Total	$137,567	$132,906

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”), which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended March 31, 2023, Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund incurred fees of $13,914 and $2,965, respectively, under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

29

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

The location on the Statements of Assets and Liabilities of the Funds’ derivative positions as of March 31, 2023 is as follows:

Cantor FBP Equity & Dividend Plus Fund

				Gross Notional
				Amount
		Fair Value		Outstanding
		Asset	Liability	March 31,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2023
Call options written (Equity)	Written call options, at value	$—	$(142,670)	$(7,532,473)

Cantor FBP Appreciation & Income Opportunities Fund

				Gross Notional
				Amount
		Fair Value		Outstanding
		Asset	Liability	March 31,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2023
Call options written (Equity)	Written call options, at value	$—	$(52,580)	$(1,494,895)

The Funds’ transactions in derivative instruments during the year ended March 31, 2023 are recorded in the following locations on the Statements of Operations:

Cantor FBP Equity & Dividend Plus Fund

Change in
		Net		Unrealized
		Realized		Appreciation
Type of Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$455,470	Net change in unrealized appreciation (depreciation) on written option contracts	$93,249

Cantor FBP Appreciation & Income Opportunities Fund

Change in
		Net		Unrealized
		Realized		Appreciation
Type of Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$108,401	Net change in unrealized appreciation (depreciation) on written option contracts	$(45,756)

30

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of written call options during the year ended March 31, 2023 is $6,082,197 and $1,046,794 for Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except for the following:

Subject to shareholder approval, the Board has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of each of the Cantor FBP Appreciation & Income Opportunities Fund and the Cantor FBP Equity & Dividend Plus Fund into the Cantor FBP Equity & Dividend Plus Fund (the “Combined Fund”), a new series of The Cantor Select Portfolios Trust (the “Reorganization”). The Reorganization will consolidate the assets of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund and allow the Combined Fund to, among other things, provide for improved operating efficiencies due to the spreading costs over a larger pool of assets.

The Reorganization is expected to close on July 14, 2023, subject to approval of the Agreement by shareholders of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund. Shareholders of record each of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund will receive a Prospectus/Proxy Statement in connection with the solicitation of proxies for use at a Special Meeting of Shareholders to be held on or about July 7, 2023. Following the closing of the Reorganization, all of the assets and known liabilities of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund will be acquired by the Combined Fund in exchange for shares of the Combined Fund. Those shares of the Combined Fund will then be distributed by the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund to their respective shareholders in connection with the liquidation of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund, all upon the terms and conditions set forth in the Agreement.

31

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholders of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund may continue to purchase and redeem their shares in accordance with the instructions in the Prospectus. The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for federal income tax purposes.

32

THE CANTOR FBP MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBIC ACCOUNTING FIRM

To the Shareholders of The Cantor FBP Mutual Funds and

Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open option contracts, of The Cantor FBP Mutual Funds, comprising Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 23, 2023

33

THE CANTOR FBP MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
* John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
* John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of The Cantor FBP Mutual Funds	Since September 1988
George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
Norman D. Darden, III	800 Main Street Lynchburg, VA	1965	Vice President of The Cantor FBP Mutual Funds	Since February 2018
Eileen B. Sebold	800 Main Street Lynchburg, VA	1968	Vice President of The Cantor FBP Mutual Funds	Since February 2022
David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President of The Cantor FBP Mutual Funds	Since February 2007
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

34

THE CANTOR FBP MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (a broker-dealer and investment advisory firm).

John T. Bruce is Senior Managing Director of the Adviser. He previously was President, Director and member of the Executive Committee of Flippen, Bruce & Porter, Inc. (1985 to 2021).

George K. Jennison is retired. He previously was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Norman D. Darden, III is Senior Managing Director, Portfolio Manager of the Adviser. He previously was Senior Portfolio Manager, Analyst and Principal of Flippen, Bruce & Porter, Inc. (1999 to 2021).

Eileen B. Sebold is Managing Director, Head of Distribution of the Adviser (2021 to present). Previously she was Head of Intermediary Relationships at Easterly Partners Group (2020 to 2021) and Director of National Accounts at William Blair & Company (2011 to 2020). David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Senior Managing Director, Portfolio Manager of the Adviser. He previously was Secretary, Director and member of the Executive Committee of Flippen, Bruce & Porter, Inc. (1994 to 2021).

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Ultimus Fund Solutions, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1127.

35

THE CANTOR FBP MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 through March 31, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

36

THE CANTOR FBP MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending		Expenses
	Account Value	Account Value	Net	Paid
	October 1,	March 31,	Expense	During
	2022	2023	Ratio(a)	Period(b)
Cantor FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,083,80	1.12%	$5.82
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,019.35	1.12%	$5.64
Cantor FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,099.60	1.05%	$5.50
Based on Hypothetical 5%Return (before expenses)	$1,000.00	$1,019.70	1.05%	$5.29

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

37

THE CANTOR FBP MUTUAL FUNDS
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1127. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website www.fbpfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2023, Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund designated $1,400,459 and $2,795,802, respectively, as long-term capital gain distributions.

Qualified Dividend Income – Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund each designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. For Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund’s fiscal year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

38

THE CANTOR FBP MUTUAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENTS (Unaudited)

At a meeting held on November 15, 2022, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the Cantor-FBP Equity & Dividend Plus Fund and the Cantor-FBP Appreciation & Income Opportunities Fund (individually, a “Fund,” collectively, the “Funds”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreements for an additional one-year period.

Prior to the Board meeting, the Adviser provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreements with respect to each Fund. In approving the continuance of the Investment Advisory Agreements, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreements with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreements.

The Independent Trustees’ evaluation of the quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the preceding year. The Independent Trustees considered that the Adviser had provided its views on the overall conditions of the economy and the markets, including the factors that may have influenced the markets, investor preferences and market sentiment during the past year. The Independent Trustees also considered the security selection process that is applied in the management of the Funds and took into account that the Cantor-FBP Funds were not designed to track the performance of the S&P 500® Index and their tilt towards value has allowed them to appreciate as value-oriented stocks have come back into favor. Both short-term and long-term investment performance of the Funds were considered, as well as the investment process applied to the Funds which seeks to generate income and to protect against volatility. Each Fund’s performance was compared to its performance benchmark, a peer group of funds with similar investment objectives and strategies, and to the Adviser’s comparably managed private accounts. The Independent Trustees also considered: the scope and quality of the in-house capabilities of the Adviser and other resources that it dedicates to performing services for the Funds; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers; the Adviser’s strong compliance culture and each Fund’s compliance with its investment policies and applicable laws and regulations; information provided by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee; the business reputation of the Adviser; the qualifications of the Adviser’s key investment and compliance personnel; and the Adviser’s financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Independent Trustees compared the advisory fees and overall expense levels of each Fund (both before and after contractual advisory fee waivers) with those of funds with similar investment objectives and strategies as well as the private accounts

39

THE CANTOR FBP MUTUAL FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENTS (Unaudited) (Continued)

managed by the Adviser. The Independent Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the Adviser’s representations that the Funds’ portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees considered the complexity and quality of the investment process that is applied in the management of the Funds.

Based on the consideration of the foregoing and such other information as was deemed relevant, including the factors and conclusions below, the Independent Trustees concluded that: (i) the short-term performance of each of the Cantor-FBP Funds is good in comparison to the performance of the S&P 500® Index and Cantor-FBP’s emphasis on value has been additive as value-oriented stocks have come back into favor; (ii) although the performance of each of the Cantor-FBP Appreciation & Income Opportunities Fund and the Cantor-FBP Equity & Dividend Plus Fund as of September 30, 2022 has lagged the S&P 500® Index and the average returns for comparably managed funds over longer-term periods, each Fund has been managed in accordance with its stated investment objectives and strategies and has satisfactorily met its goal of seeking investments in undervalued securities; (iii) the advisory fee for the Cantor-FBP Funds, while higher than the average for similarly managed funds according to statistics derived from Morningstar, Inc., is reasonable in relation to the services provided by Cantor-FBP; (iv) although the total operating expense ratio of each Cantor-FBP Fund is higher than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., the Trustees were mindful that many of the mutual fund offerings in the Morningstar balanced and blended categories are target-date funds that operate in a “fund-of-funds” management structure and have significantly lower advisory fee rates; (v) Cantor-FBP’s contractual commitment to cap the overall operating expenses of each Fund through advisory fee waivers may enable each Fund to further increase returns for shareholders; and (vi) the level of Cantor-FBP’s expected profitability with respect to its management of the Cantor-FBP Funds is reasonable.

Given the current size of the FBP Funds and their expected growth, the Independent Trustees did not believe that, at the present time, it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. However, the Independent Trustees noted the advisory fee schedules for both Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Independent Trustees also considered the “fallout” benefits to FBP with respect to the FBP Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Independent Trustees concluded, after weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to their terms, including the fees charged for services thereunder.

40

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Investment Adviser

Cantor Fitzgerald Investment

Advisors, L.P.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-851-3804

www.fbpinc.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Officers

John T. Bruce, President

Norman D. Darden, III,

    Vice President

Eileen B. Sebold, Vice President

David J. Marshall, Vice President

Teresa L. Sanderson,

    Compliance Officer

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

FBP-AR-23

THE
GOVERNMENT STREET
FUNDS

No-Load Mutual Funds

Annual Report
March 31, 2023

The Government Street Equity Fund The Government Street Opportunities Fund

LETTER FROM THE PRESIDENT	April 2023

Dear Fellow Shareholders:

We enclose for your review the audited Annual Reports of The Government Street Funds for the fiscal year ended March 31, 2023.

The Government Street Equity Fund

The Government Street Equity Fund (the “Equity Fund”) achieved a total return of -8.68% for the fiscal year ended March 31, 2023. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned -7.73% and -7.35%, respectively.

The following table depicts the fiscal quarter total returns of our three related measures.

	Government		Morningstar
	Street Equity Fund	S&P 500®	Large Blend
1 Qtr 2023	5.72%	7.50%	5.81%
4 Qtr 2022	8.73%	7.56%	8.33%
3 Qtr 2022	-5.15%	-4.88%	-5.03%
2 Qtr 2022	-16.25%	-16.10%	-14.89%

In fiscal year 2023, the confluence of rising interest rates, inflation, rising national debt, international unrest and a myriad of other negative factors gave rise to a negative investment performance in your Fund and across equity markets. Fortunately, it appears the worst of the experience occurred in the first quarter of the fiscal year and has subsequently been mitigated. While any negative experience is never welcome, it is heartening that the future seems to be moving in a positive direction. There are substantial problems still to be addressed, but as they come into focus hopefully the correct responses will prevail.

The uncertainties presented above will most likely result in a more volatile than average investment environment. As presented later in this letter, your Fund is addressing these issues with a continued elevation of cash reserves and extensive diversification of securities. We believe these two strategies give the best prospect of recovering the current losses and return to positive results. Our goal is to control investment risk and return in order to produce solid positive compounded returns which over time builds cumulative wealth.

As we move forward, the cash reserves will be used to add to existing holdings, introduce new companies and return to a more normal liquidity position.

1

The top 10 holdings in the Equity Fund as of March 31, 2023 were:

Security Description	% of Net Assets
NVIDIA Corporation	5.78%
Lockheed Martin Corporation	4.21%
JPMorgan Chase & Company	3.87%
Microsoft Corporation	3.43%
Apple, Inc.	3.19%
Bio-Techne Corporation	3.03%
AbbVie, Inc.	2.72%
Alphabet, Inc. – Classes A and C	2.68%
Honeywell International, Inc.	2.56%
Mid-America Apartment Communities, Inc.	2.24%

While you recognize the top 10 holdings as large well-known companies, there is diversification within the holdings. The Equity Fund represents a large capitalization collection of blended growth and value companies.

The Fund’s best performing economic sector for the fiscal year was Energy, up 2.20%. The second-best sector was Industrials, up 1.70%. The worst performing sector was Real Estate, -25.8%.

There were significant individual performances during the fiscal year. The holdings with the five highest returns, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

1 Year
Security Description	Performance
Nucor Corporation	46.46%
ON Semiconductor Corporation	30.99%
Quanta Services, Inc.	26.26%
Phillips 66 Corporation	20.14%
McDonalds Corporation	15.64%

The holdings with the five lowest returns, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

1 Year
Security Description	Performance
Blackstone Group, Inc.	-27.57%
Mosaic Corporation	-29.68%
Edwards Lifesciences Corporation	-29.72%
Bo-Techne Corporation	-31.21%
Amazon.com Inc.	-36.90%

Note: The investment performances listed for economic sectors and securities in the three preceding paragraphs are extracted from an in-house independent time-weighted rate of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2022 through March 31, 2023.

2

This newsletter begins with three paragraphs lifted from the letter sent one year ago for fiscal year 2022. They are current, in the sense that the same problems still exist and still represent significant investment risks. Maybe, even more so with the continuing Ukranian-Russian conflict, the impending debt ceiling question, pending Federal Reserve interest rate decisions, inflation pressures, etc.

“The following comments, along with new observations, are drawn from previous newsletters to reflect current thoughts on future investment prospects. At the heart of the ultimate outcome is the argument that continued Government borrowing, to finance increasing social and uneconomic ventures, brings us closer to the ultimate financial tipping point. We believe that irrational political-financial decisions will have to be modified significantly to confront the staggering obligations of Government, corporations and individuals. As indicated earlier in this report, it appears that the myriad of irrational decisions is being manifested in what may become, one of the most virulent inflationary experiences of decades. If so, the circumstances may call for increasing defensive and conservative investment activity.

We believe that continued upward movement of markets and economies worldwide are highly dependent on governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by a significant debt-imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario, risk management takes precedence over return pursuits in the near term. Your Fund remains invested to capture returns but highly diversified to mitigate the risks associated with that position. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances. We are not totally convinced of that outcome.”

There was an old cartoon series which one time had an analysis of a difficult situation summed up by the leading character, Pogo, stating, “We have met the enemy and he is us.” That perspective seems very appropriate today.

The number of negative considerations: inflation levels, rising interest rates, tax policies, civil unrest, national debt levels, unfilled job openings, international wars, nuclear threats, economic sanctions, expiring debt ceiling, illegal immigrants, to name a few, have created uncertainties for investments. Collectively, they form the basis of extensive and heated arguments over the forecasts for the economic setting of the near future. The answers (forecasts) range from business as usual, to a serious recession and everything in-between. There are more than a few “experts” opining at every stop along the continuum. It seems the perfect example for the Pogo quote.

For your Equity Fund, the response to the uncertainties has been to be very defensive until the future becomes clearer. The cash equivalent position of the Fund is approximately 9.7%. There are 74 security positions that cut across the eleven (all) Government Industrial Sector classifications for diversification. These strategies should mitigate volatility and provide investment reserves if the worst of the forecasts materialize.

3

The future certainly is not negative in its entirety. We continue to look for opportunities in individual stocks. There are tremendous advances being made in healthcare, artificial intelligence, distribution systems, electric vehicles and more. Hopefully, the current uncertain investment environment will settle more swiftly than expected and we can focus on the positive elements.

Thank you for your continued confidence in pursuing those opportunities on your behalf.

As of March 31, 2023, the Equity Fund’s net assets were $67.3 million; net asset value per share was $92.34; and the ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 14%. Income dividends of $0.9754 per share and capital gain distributions of $1.9981 per share were distributed to shareholders during the fiscal year.

The Government Street Opportunities Fund

The Government Street Opportunities Fund (the “Opportunities Fund”) produced a total return of -4.91% during the fiscal year ended March 31, 2023. By comparison the S&P MidCap 400® Index and the Morningstar Mid-Cap Blend category, used as relative performance benchmarks, returned -5.12% and -6.48%, respectively.

The following table depicts the fiscal quarter total returns of our three related measures.

	Government Street
	Opportunities		Morningstar
	Fund	S&P MidCap 400®	Mid Cap Blend
1 Qtr 2023	4.19%	3.81%	3.41%
4 Qtr 2022	7.93%	10.78%	9.67%
3 Qtr 2022	-2.78%	-2.46%	-3.81%
2 Qtr 2022	-13.03%	-15.42%	-14.27%

The mid-capitalization category of individual companies is usually represented by the S&P MidCap 400®, whose issuers have a market capitalization ranging from approximately $0.3 billion to $12.5 billion. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500® companies, which includes issuers with large capitalization. The mid-cap companies in the index are primarily domestically oriented.

4

The top 10 holdings in The Government Street Opportunities Fund as of March 31, 2023 were:

Security Description	% of Net Assets
NVIDIA Corporation	4.59%
Mid-America Apartment Communities, Inc.	3.74%
Steel Dynamics, Inc.	2.61%
Arthur J. Gallagher & Company	2.53%
Albemarle Corporation	2.44%
Waste Connections, Inc.	2.41%
Chemed Corporation	2.22%
Nasdaq, Inc.	2.17%
Enphase Energy, Inc.	2.08%
Bio-Techne Corporation	1.96%

There were significant individual performances during the fiscal year. The holdings with the five highest returns, held for the entire period, as measured by the time weighted rate of return, were:

1 Year
Security Description	Performance
Nasdaq, Inc.	68.43%
Livent Corporation	37.70%
Northern Oil and Gas, Inc.	32.69%
Broadridge Financial Solutions, Inc.	27.95%
APA Corporation	25.89%

The five holdings with the lowest returns, held for the entire period, as measured by time weighted rate of return, were:

1 Year
Security Description	Performance
National Instruments Corporation	-28.93%
Teleflex, Inc.	-30.97%
Bio-Rad Laboratories, Inc.	-31.21%
Arthur J. Gallagher & Company	-31.78%
Graco, Inc.	-55.83%

The Opportunity Fund’s best performing economic sector for the fiscal year was Consumer Staples, up 15.2%. The second-best sector was Information Technology, up 4.4%. The worst performing sector was Real Estate, -25.8%.

Note: The investment performances listed for economic sectors and securities in the three preceding paragraphs are extracted from an in-house independent time-weighted rate of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2022 through March 31, 2023.

5

We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large-cap stocks. Mid-cap stocks have been able to match the performance of large-cap stocks in down markets while exceeding large-cap performance in up markets, leading to long-term outperformance.

As of March 31, 2023, the net assets of The Opportunities Fund were $60.6 million and the net asset value per share was $36.04. The portfolio turnover rate for the year was 9% and the total number of holdings was 81 as of March 31, 2023. The net expense ratio for the Fund was 1.05%. income dividends of $0.1928 per share and capital gain distributions of $1.3388 per share were distributed to shareholders during the year.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell

President

Leavell Investment Management, Inc.

The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

The Government Street Equity Fund and The Government Street Opportunities Fund (the “Funds”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

6

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in

The Government Street Equity Fund and the S&P 500® Index

	Average Annual Total Returns
	(for the year ended March 31, 2023)

	1 Year	5 Years	10 Years

The Government Street Equity Fund(a)	-8.68%	11.54%	11.16%
S&P 500® Index	-7.73%	11.19%	12.24%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE GOVERNMENT STREET OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in

The Government Street Opportunities Fund and the S&P MidCap 400® Index

	Average Annual Total Returns
	(for the year ended March 31, 2023)

	1 Year	5 Years	10 Years

The Government Street Opportunities Fund(a)	-4.91%	10.46%	11.30%
S&P MidCap 400® Index	-5.12%	7.67%	9.80%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Asset Allocation

(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	5.8%
Lockheed Martin Corporation	4.2%
JPMorgan Chase & Company	3.9%
Microsoft Corporation	3.4%
Apple, Inc.	3.2%
Bio-Techne Corporation	3.0%
AbbVie, Inc.	2.7%
Alphabet, Inc. - Class A and C	2.7%
Honeywell International, Inc.	2.6%
Mid-America Apartment Communities, Inc.	2.3%

9

THE GOVERNMENT STREET OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Asset Allocation

(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	4.6%
Mid-America Apartment Communities, Inc.	3.8%
Steel Dynamics, Inc.	2.6%
Arthur J. Gallagher & Company	2.5%
Albemarle Corporation	2.4%
Waste Connections, Inc.	2.4%
Chemed Corporation	2.2%
Nasdaq, Inc.	2.2%
Enphase Energy, Inc.	2.1%
Bio-Techne Corporation	2.0%

10

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 88.3%	Shares	Value
Communications — 2.9%
Alphabet, Inc. - Class A (a)	4,000	$414,920
Alphabet, Inc. - Class C (a)	13,340	1,387,360
Booking Holdings, Inc. (a)	60	159,145
		1,961,425
Consumer Discretionary — 7.5%
Amazon.com, Inc. (a)	4,000	413,160
BorgWarner, Inc.	2,500	122,775
Home Depot, Inc. (The)	4,500	1,328,040
Lowe’s Companies, Inc.	5,000	999,850
McDonald’s Corporation	5,000	1,398,050
NIKE, Inc. - Class B	6,500	797,160
		5,059,035
Consumer Staples — 4.8%
Archer-Daniels-Midland Company	1,500	119,490
Bunge Ltd.	1,000	95,520
Cal-Maine Foods, Inc.	1,000	60,890
Coca-Cola Company (The)	3,500	217,105
Colgate-Palmolive Company	2,500	187,875
Ingles Markets, Inc. - Class A	1,500	133,050
Kroger Company (The)	10,000	493,700
Procter & Gamble Company (The)	4,000	594,760
Walmart, Inc.	9,000	1,327,050
		3,229,440
Energy — 5.4%
Cheniere Energy, Inc.	6,000	945,600
Chevron Corporation	3,500	571,060
Devon Energy Corporation	13,500	683,235
Marathon Petroleum Corporation	2,000	269,660
ONEOK, Inc.	7,000	444,780
Phillips 66	3,500	354,830
Shell plc - ADR	6,600	379,764
		3,648,929
Financials — 11.6%
Aflac, Inc.	16,000	1,032,320
Ares Management Corporation - Class A	5,000	417,200
Blackstone, Inc.	14,500	1,273,680
Brookfield Corporation	28,000	912,520
Charles Schwab Corporation (The)	6,000	314,280
CME Group, Inc.	3,500	670,320
Intercontinental Exchange, Inc.	1,500	156,435
JPMorgan Chase & Company	20,000	2,606,200
Marsh & McLennan Companies, Inc.	2,500	416,375
		7,799,330

11

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 88.3% (Continued)	Shares	Value
Health Care — 9.6%
Abbott Laboratories	9,500	$961,970
AbbVie, Inc.	11,500	1,832,755
Bio-Techne Corporation	27,500	2,040,225
Edwards Lifesciences Corporation (a)	4,800	397,104
GE HealthCare Technologies, Inc. (a)	4,000	328,120
Thermo Fisher Scientific, Inc.	900	518,733
UnitedHealth Group, Inc.	800	378,072
		6,456,979
Industrials — 15.1%
Boeing Company (The) (a)	2,500	531,075
Caterpillar, Inc.	1,250	286,050
Deere & Company	750	309,660
Emerson Electric Company	3,500	304,990
General Dynamics Corporation	5,200	1,186,692
Honeywell International, Inc.	9,000	1,720,080
Lockheed Martin Corporation	6,000	2,836,380
Quanta Services, Inc.	3,000	499,920
Raytheon Technologies Corporation	13,500	1,322,055
TE Connectivity Ltd.	9,000	1,180,350
		10,177,252
Materials — 5.0%
Albemarle Corporation	5,000	1,105,200
Corteva, Inc.	3,300	199,023
Freeport-McMoRan, Inc.	25,000	1,022,750
Glencore plc - ADR	25,000	286,000
Linde plc	800	284,352
Mosaic Company (The)	6,000	275,280
Nucor Corporation	1,000	154,470
		3,327,075
Real Estate — 2.3%
Mid-America Apartment Communities, Inc.	10,000	1,510,400

Technology — 21.9%
Accenture plc - Class A	4,000	1,143,240
Apple, Inc.	13,000	2,143,700
ASML Holding N.V.	400	272,284
Mastercard, Inc. - Class A	2,000	726,820
Microsoft Corporation	8,000	2,306,400
NVIDIA Corporation	14,000	3,888,780
ON Semiconductor Corporation (a)	4,500	370,440
QUALCOMM, Inc.	6,000	765,480
Skyworks Solutions, Inc.	8,000	943,840
Texas Instruments, Inc.	5,700	1,060,257
Visa, Inc. - Class A	5,000	1,127,300
		14,748,541

12

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 88.3% (Continued)	Shares	Value
Utilities — 2.2%
Southern Company (The)	3,500	$243,530
WEC Energy Group, Inc.	13,000	1,232,270
		1,475,800

Total Common Stocks (Cost $24,297,337)		$59,394,206

EXCHANGE-TRADED FUNDS — 2.6%	Shares	Value
Invesco S&P 500 Equal Weight ETF	6,500	$940,030
Schwab U.S. Dividend Equity ETF	11,000	804,760
Total Exchange-Traded Funds (Cost $1,763,235)		$1,744,790

MONEY MARKET FUNDS — 9.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 4.73% (b) (Cost $6,489,092)	6,489,092	$6,489,092

Total Investments at Value —100.5%
(Cost $32,549,664)		$67,628,088

Liabilities in Excess of Other Assets — (0.5%)		(332,777)

Net Assets — 100.0%		$67,295,311

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

13

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 86.7%	Shares	Value
Communications — 0.1%
Fox Corporation - Class A - Class A	2,000	$68,100

Consumer Discretionary — 2.3%
Gildan Activewear, Inc.	10,000	331,900
Hasbro, Inc.	3,000	161,070
Service Corporation International	13,000	894,140
		1,387,110
Consumer Staples — 4.5%
Bunge Ltd.	3,000	286,560
Cal-Maine Foods, Inc.	2,800	170,492
Celsius Holdings, Inc. (a)	12,000	1,115,280
Church & Dwight Company, Inc.	9,000	795,690
Ingles Markets, Inc. - Class A	1,500	133,050
Molson Coors Beverage Company - Class B	4,500	232,560
		2,733,632
Energy — 6.1%
APA Corporation	9,000	324,540
Denbury, Inc. (a)	1,500	131,445
Devon Energy Corporation	10,000	506,100
Enphase Energy, Inc. (a)	6,000	1,261,680
Marathon Oil Corporation	21,000	503,160
Northern Oil and Gas, Inc.	6,000	182,100
ONEOK, Inc.	3,500	222,390
Ovintiv, Inc.	7,000	252,560
Targa Resources Corporation	1,750	127,662
Vertex Energy, Inc. (a)	20,000	197,600
		3,709,237
Financials — 16.9%
American Financial Group, Inc.	8,600	1,044,900
Ares Management Corporation - Class A	6,500	542,360
Arthur J. Gallagher & Company	8,000	1,530,480
B. Riley Financial, Inc.	3,000	85,170
Berkley (W.R.) Corporation	16,762	1,043,602
Brown & Brown, Inc.	20,000	1,148,400
CME Group, Inc.	5,000	957,600
Intercontinental Exchange, Inc.	9,000	938,610
Morgan Stanley	8,565	752,007
Nasdaq, Inc.	24,000	1,312,080
Old Republic International Corporation	24,400	609,268
Voya Financial, Inc.	4,000	285,840
		10,250,317
Health Care — 12.7%
Bio-Rad Laboratories, Inc. - Class A (a)	1,500	718,530

14

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.7% (Continued)	Shares	Value
Health Care — 12.7% (Continued)
Bio-Techne Corporation	16,000	$1,187,040
Centene Corporation (a)	4,000	252,840
Charles River Laboratories International, Inc. (a)	4,500	908,190
Chemed Corporation	2,500	1,344,375
GE HealthCare Technologies, Inc. (a)	3,300	270,699
Laboratory Corporation of America Holdings	2,574	590,527
Penumbra, Inc. (a)	2,000	557,380
ResMed, Inc.	1,200	262,788
Teleflex, Inc.	3,950	1,000,575
Waters Corporation (a)	2,000	619,260
		7,712,204
Industrials — 16.8%
C.H. Robinson Worldwide, Inc.	4,000	397,480
Donaldson Company, Inc.	13,000	849,420
Expeditors International of Washington, Inc.	8,000	880,960
Fastenal Company	18,000	970,920
Graco, Inc.	13,000	949,130
Jacobs Solutions, Inc.	8,475	995,897
L3Harris Technologies, Inc.	5,250	1,030,260
MasTec, Inc. (a)	5,700	538,308
MSC Industrial Direct Company, Inc. - Class A	5,000	420,000
National Instruments Corporation	12,000	628,920
nVent Electric plc	3,200	137,408
Pentair plc	3,200	176,864
Snap-on, Inc.	1,475	364,163
Waste Connections, Inc.	10,500	1,460,235
Woodward, Inc.	3,900	379,743
		10,179,708
Materials — 10.7%
Albemarle Corporation	6,700	1,480,968
American Vanguard Corporation	6,000	131,280
Ashland, Inc.	6,000	616,260
ATI, Inc. (a)	2,200	86,812
CF Industries Holdings, Inc.	2,000	144,980
ICL Group Ltd.	17,000	115,600
Livent Corporation (a)	5,000	108,600
Martin Marietta Materials, Inc.	3,000	1,065,180
Packaging Corporation of America	6,000	832,980
Steel Dynamics, Inc.	14,000	1,582,840
Valvoline, Inc.	9,236	322,706
		6,488,206
Real Estate — 3.8%
Mid-America Apartment Communities, Inc.	15,000	2,265,600

15

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.7% (Continued)	Shares	Value
Technology — 12.6%
Advanced Micro Devices, Inc. (a)	1,964	$192,492
Analog Devices, Inc.	3,671	723,994
ANSYS, Inc. (a)	3,000	998,400
Arrow Electronics, Inc. (a)	9,100	1,136,317
Broadridge Financial Solutions, Inc.	3,500	512,995
Lam Research Corporation	1,075	569,879
Microchip Technology, Inc.	8,800	737,264
NVIDIA Corporation	10,000	2,777,700
		7,649,041
Utilities — 0.2%
Atmos Energy Corporation	900	101,124

Total Common Stocks (Cost $17,018,584)		$52,544,279

EXCHANGE-TRADED FUNDS — 2.0%	Shares	Value
Invesco S&P MidCap 400 Equal Weight ETF	7,500	$652,432
Vanguard Mid-Cap Value ETF	4,000	536,280
Total Exchange-Traded Funds (Cost $1,208,507)		$1,188,712

MONEY MARKET FUNDS — 11.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 4.73% (b) (Cost $6,833,930)	6,833,930	$6,833,930

Total Investments at Value — 100.0%
(Cost $25,061,021)		$60,566,921

Other Assets in Excess of Liabilities — 0.0% (c)		12,315

Net Assets — 100.0%		$60,579,236

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

16

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2023
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
ASSETS
Investments in securities:
At cost	$32,549,664	$25,061,021
At value (Note 2)	$67,628,088	$60,566,921
Cash	1,666	—
Dividends receivable	38,506	53,980
Receivable for securities sold	214,494	—
Receivable for capital shares purchased	—	3,576
Other assets	3,731	4,423
TOTAL ASSETS	67,886,485	60,628,900

LIABILITIES
Distributions payable	2,605	—
Payable for securities sold	525,182	—
Payable for capital shares redeemed	17,586	—
Accrued investment advisory fees (Note 4)	33,302	37,744
Payable to administrator (Note 4)	6,120	5,580
Other accrued expenses	6,379	6,340
TOTAL LIABILITIES	591,174	49,664

NET ASSETS	$67,295,311	$60,579,236

Net assets consists of:
Paid-in capital	$30,731,051	$24,317,005
Distributable earnings	36,564,260	36,262,231
Net assets	$67,295,311	$60,579,236

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	728,750	1,680,903

Net asset value, offering price and redemption price per share (Note 2)	$92.34	$36.04

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2023
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
INVESTMENT INCOME
Dividends	$1,292,399	$1,089,026
Foreign withholding taxes on dividends	(5,538)	(5,077)
TOTAL INVESTMENT INCOME	1,286,861	1,083,949

EXPENSES
Investment advisory fees (Note 4)	397,906	444,127
Administration fees (Note 4)	66,378	60,563
Shareholder servicing fees (Note 4)	21,536	20,407
Trustees’ fees (Note 4)	19,632	19,632
Registration and filing fees	16,210	17,184
Audit and tax services fees	15,911	15,911
Legal fees	12,014	14,040
Compliance fees (Note 4)	7,000	7,000
Custodian and bank service fees	6,970	6,932
Shareholder reporting expenses	5,765	5,955
Postage and supplies	3,818	3,633
Other expenses	6,137	6,156
TOTAL EXPENSES	579,277	621,540

NET INVESTMENT INCOME	707,584	462,409

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	2,034,589	1,548,765
Net realized gains from in-kind redemptions (Note 2)	370,072	281,100
Net change in unrealized appreciation (depreciation) on investments	(9,799,062)	(5,411,530)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(7,394,401)	(3,581,665)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,686,817)	$(3,119,256)

See accompanying notes to financial statements.

18

THE GOVERNMENT STREET EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$707,584	$412,746
Net realized gains from investments	2,034,589	5,106,081
Net realized gains from in-kind redemptions (Note 2)	370,072	1,999,879
Net change in unrealized appreciation (depreciation) on investments	(9,799,062)	4,425,800
Net increase (decrease) in net assets resulting from operations	(6,686,817)	11,944,506

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,156,116)	(7,830,507)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	318,339	187,886
Net asset value of shares issued in reinvestment of distributions to shareholders	2,123,213	7,692,565
Payments for shares redeemed	(2,749,595)	(5,496,437)
Net increase (decrease) in net assets from capital share transactions	(308,043)	2,384,014

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,150,976)	6,498,013

NET ASSETS
Beginning of year	76,446,287	69,948,274
End of year	$67,295,311	$76,446,287

CAPITAL SHARE ACTIVITY
Shares sold	3,537	1,769
Shares reinvested	24,135	73,460
Shares redeemed	(29,882)	(52,009)
Net increase (decrease) in shares outstanding	(2,210)	23,220
Shares outstanding, beginning of year	730,960	707,740
Shares outstanding, end of year	728,750	730,960

See accompanying notes to financial statements.

19

THE GOVERNMENT STREET OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$462,409	$278,275
Net realized gains from investments	1,548,765	1,832,823
Net realized gains from in-kind redemptions (Note 2)	281,100	1,856,180
Net change in unrealized appreciation (depreciation) on investments	(5,411,530)	4,612,711
Net increase (decrease) in net assets resulting from operations	(3,119,256)	8,579,989

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,505,818)	(2,370,958)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,730,992	1,467,336
Net asset value of shares issued in reinvestment of distributions to shareholders ..	2,458,112	2,320,422
Payments for shares redeemed	(2,397,436)	(3,872,081)
Net increase (decrease) in net assets from capital share transactions	1,791,668	(84,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,833,406)	6,124,708

NET ASSETS
Beginning of year	64,412,642	58,287,934
End of year	$60,579,236	$64,412,642

CAPITAL SHARE ACTIVITY
Shares sold	50,213	36,359
Shares reinvested	71,446	59,110
Shares redeemed	(66,782)	(100,578)
Net increase (decrease) in shares outstanding	54,877	(5,109)
Shares outstanding, beginning of year	1,626,026	1,631,135
Shares outstanding, end of year	1,680,903	1,626,026

See accompanying notes to financial statements.

20

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$104.58	$98.83	$68.30	$73.37	$74.60

Income (loss) from investment operations:
Net investment income (a)	0.97	0.58	0.64	0.80	0.69
Net realized and unrealized gains (losses) on investments	(10.23)	16.42	36.33	(1.82)	3.37
Total from investment operations	(9.26)	17.00	36.97	(1.02)	4.06

Less distributions from:
Net investment income	(0.98)	(0.58)	(0.64)	(0.80)	(0.68)
Net realized gains	(2.00)	(10.67)	(5.80)	(3.25)	(4.61)
Total distributions	(2.98)	(11.25)	(6.44)	(4.05)	(5.29)

Net asset value at end of year	$92.34	$104.58	$98.83	$68.30	$73.37

Total return (b)	(8.68%)	17.51%	55.46%	(2.04%)	5.65%

Net assets at end of year (000’s)	$67,295	$76,446	$69,948	$49,981	$56,180

Ratio of total expenses to average net assets (c)	0.87%	0.84%	0.86%	0.91%	0.89%

Ratio of net investment income to average net assets (c)	1.07%	0.55%	0.71%	1.01%	0.92%

Portfolio turnover rate	14%	14%	17%	14%	9%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.

(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$39.61	$35.73	$23.56	$26.78	$26.64

Income (loss) from investment operations:
Net investment income (a)	0.27	0.17	0.10	0.16	0.18
Net realized and unrealized gains (losses) on investments	(2.31)	5.20	13.19	(2.16)	0.90
Total from investment operations	(2.04)	5.37	13.29	(2.00)	1.08

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.10)	(0.16)	(0.14)
Net realized gains	(1.34)	(1.31)	(1.02)	(1.06)	(0.80)
Total distributions	(1.53)	(1.49)	(1.12)	(1.22)	(0.94)

Net asset value at end of year	$36.04	$39.61	$35.73	$23.56	$26.78

Total return (b)	(4.91%)	15.11%	57.00%	(8.18%)	4.21%

Net assets at end of year (000’s)	$60,579	$64,413	$58,288	$39,422	$46,293

Ratio of total expenses to average net assets (c)	1.05%	1.02%	1.07%	1.09%	1.08%

Ratio of net investment income to average net assets (c)	0.78%	0.44%	0.32%	0.57%	0.64%

Portfolio turnover rate	9%	8%	13%	2%	6%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.

(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1. Organization

The Government Street Equity Fund and The Government Street Opportunities Fund (formerly, The Government Street Mid-Cap Fund) (the “Funds”) are each a diversified, no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of The Government Street Equity Fund is to seek capital appreciation.

The investment objective of The Government Street Opportunities Fund is to seek capital appreciation.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Leavell Investment Management, Inc. (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar

23

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2023, by asset type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$59,394,206	$—	$—	$59,394,206
Exchange-Traded Funds	1,744,790	—	—	1,744,790
Money Market Funds	6,489,092	—	—	6,489,092
Total	$67,628,088	$—	$—	$67,628,088

The Government Street Opportunities Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$52,544,279	$—	$—	$52,544,279
Exchange-Traded Funds	1,188,712	—	—	1,188,712
Money Market Funds	6,833,930	—	—	6,833,930
Total	$60,566,921	$—	$—	$60,566,921

24

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year ended March 31, 2023.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased, if any, are amortized using the effective interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund and declared and paid annually to shareholders of The Government Street Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2023 and 2022 was as follows:

	Periods	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
The Government Street Equity Fund	03/31/23	$708,660	$1,446,322	$2,154,982
	03/31/22	$414,011	$7,417,115	$7,831,126
The Government Street Opportunities Fund	03/31/23	$326,581	$2,179,237	$2,505,818
	03/31/22	$555,791	$1,815,167	$2,370,958

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2023:

	The Government	The Government
	Street Equity	Street Opportunities
	Fund	Fund
Cost of portfolio investments	$32,549,664	$25,061,021
Gross unrealized appreciation	$35,341,577	$35,937,252
Gross unrealized depreciation	(263,153)	(431,352)
Net unrealized appreciation	35,078,424	35,505,900
Undistributed ordinary income	806	111,450
Undistributed long-term capital gains	1,487,635	644,881
Distributions payable	(2,605)	—
Total distributable earnings	$36,564,260	$36,262,231

During the year ended March 31, 2023, The Government Street Equity Fund and The Government Street Opportunities Fund realized $370,072 and $281,100, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares receive investment securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these gains against paid-in capital on the Statements of Assets and Liabilities. Such

26

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended March 31, 2023, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2023:

		The Government
	The Government	Street
	Street Equity	Opportunities
	Fund	Fund
Purchases of investment securities	$8,164,871	$4,800,019
Proceeds from sales of investment securities.	$8,817,434	$5,019,371

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Opportunities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust

27

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”), which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended March 31, 2023, The Government Street Equity Fund and The Government Street Opportunities Fund incurred fees of $21,536 and $20,407, respectively, under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a

28

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of March 31, 2023, neither Fund had 25% or more of their net assets invested in securities within any particular sector.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

29

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Government Street Funds and

Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Funds, comprising The Government Street Equity Fund and The Government Street Opportunities Fund (formerly The Government Street Mid-Cap Fund) (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating

30

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 23, 2023

31

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 through March 31, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

32

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	October 1, 2022	March 31, 2023	Ratio(a)	Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,149.50	0.87%	$4.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
The Government Street Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,124.60	1.04%	$5.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.75	1.04%	$5.24

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

33

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
* John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
* John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of The Cantor FBP Mutual Funds	Since September 1988
George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
Thomas W. Leavell	210 St. Joseph Street Mobile, AL	1943	President of The Government Street Funds	Since February 2004
Mary Shannon Hope	210 St. Joseph Street Mobile, AL	1963	Vice President of The Government Street Funds	Since August 2008
Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Funds	Since January 1995
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

34

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (a broker-dealer and investment advisory firm).

John T. Bruce is Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P. He previously was President, Director and Member of the Executive Committee of Flippen, Bruce & Porter, Inc. (1985 to 2021).

George K. Jennison is retired. He previously was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Thomas W. Leavell is Portfolio Manager of the Adviser.

Mary Shannon Hope is Operations Director and Portfolio Manager of the Adviser.

Timothy S. Healey is Chief Investment Officer and Portfolio Manager of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Ultimus Fund Solutions, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1125.

35

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on November 15, 2022, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund and The Government Street Opportunities Fund (individually, a “Fund,” collectively, the “Funds”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreements for an additional one-year period.

Prior to the Board meeting, the Adviser provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreements with respect to each Fund. In approving the continuance of the Investment Advisory Agreements, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreements with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreements.

The Independent Trustees’ evaluation of the quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the preceding year. The Independent Trustees considered that the Adviser had provided its views on the overall conditions of the economy and the markets, including the factors that may have influenced the markets, investor preferences and market sentiment during the past year. The Independent Trustees also considered the security selection process that is applied in the management of the Funds. Both short-term and long-term investment performance of the Funds were considered. Each Fund’s performance was compared to its performance benchmark and a peer group of funds with similar investment objectives and strategies. The Independent Trustees also considered: the scope and quality of the in-house capabilities of the Adviser and other resources that are dedicated to performing services for the Funds; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers; the Adviser’s compliance with investment policies of the Funds and applicable laws and regulations; information provided by management and the Funds’ independent public

36

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

accounting firm in periodic meetings with the Trust’s Audit Committee; the business reputation of the Adviser; the qualifications of the Adviser’s key investment and compliance personnel; and the Adviser’s financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Independent Trustees compared the advisory fees and overall expense levels of each Fund with those of funds with similar investment objectives and strategies. The Independent Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the Adviser’s representations that the Funds’ portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Independent Trustees further considered that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees considered the complexity and quality of the investment process that is applied in the management of the Funds.

The Independent Trustees considered each Fund’s investment strategy in comparison to the performance to its respective benchmark and peer group, and the services provided by LIM to the respective Fund. Based on the consideration of the foregoing and such other information as was deemed relevant, including the factors and conclusions below, the Independent Trustees concluded that: (i) the performance of each of The Government Street Equity Fund and The Government Street Opportunities Fund outperformed the returns of its respective index and the average return for comparably managed funds during the 1-year, 3-year, and 5-year periods ended September 30, 2022 and the performance of the Government Street Opportunities Fund also exceeded the returns of its respective index during the 10-year period ended September 30, 2022; (ii) the advisory fees for The Government Street Equity Fund and The Government Street Opportunities Fund are reasonable in relation to the quality of services provided by LIM; (iii) the total operating expense ratios of The Government Street Equity Fund and The Government Street Opportunities Fund are reasonable in relation to the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the level of LIM’s profitability with respect to its management of the Funds is reasonable.

Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that it was relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees did consider the “fallout” benefits

37

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

to the Adviser with respect to the Funds but viewed this as a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Independent Trustees concluded, after weighing and balancing of all factors considered, that it was in the best interests of each Fund and its respective shareholders to continue its Investment Advisory Agreement without modification to their terms, including the fees charged for services thereunder, for an additional one-year period.

38

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website https://funddocs.filepoint.com/govstreet/.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2023, the Government Street Equity Fund and the Government Street Opportunities Fund designated $1,446,322 and $2,179,237 respectively, as long-term capital gain distributions.

Qualified Dividend Income — The Funds each designate 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distributions that qualify under tax law. For the fiscal year ended March 31, 2023, 100% of the Government Street Equity Fund and The Government Street Opportunities Fund’s ordinary income dividends qualifies for the corporate dividends received deduction.

39

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The Government Street Funds

No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 N Water Street,

Suite 830

Milwaukee, WI 53202

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Manager

Thomas W. Leavell,

     The Government Street Equity Fund

     The Government Street Opportunities Fund

Government Street-AR-23

THE
JAMESTOWN
EQUITY FUND

No-Load Fund

ANNUAL REPORT

March 31, 2023

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	March 31, 2023

For the fiscal year ended March 31, 2023, The Jamestown Equity Fund (the “Fund”) returned -5.89% compared to -7.73% for the S&P 500® Index. The fiscal year was a tale of two halves as equity and bond markets sold off in the first half of the fiscal year. Equity markets rebounded nicely in the second half of the fiscal year, while yields on longer term bonds were fairly flat and shorter term yields continued to rise as the Federal Reserve continued to hike the Federal Funds Rate.

Growth-oriented equities recovered some relative performance late in the fiscal year, but underperformed for the 12 months after a period of significant outperformance for the previous several years. The S&P 500® Growth Index return of -15.30% lagged the S&P 500 ® Value Index return of -0.16% during the fiscal year. Capitalization performance was mixed for the fiscal year as the S&P 500’s -7.73% return outperformed the S&P 600® SmallCap return of -8.82% but trailed the S&P MidCap’s return of -5.12%. Developed international markets outperformed the S&P 500 as the MSCI All Country World ex USA Index fell -5.07%, while the MSCI Emerging Market Index lagged with a return of -10.70% for the twelve months.

The Fund outperformed during the fiscal year as both sector allocation and stock selection added value on a relative basis. The Fund benefitted from having cash during a down year for the equity market. Being slightly overweight the Consumer Staples and Energy sector and underweight the Real Estate sector were also helpful to relative performance during the fiscal year. Positive stock selection in the Consumer Discretionary, Finance, Information Technology and Industrial sectors more than offset negative stock selection in the Healthcare and Materials sectors. The worst five performing stocks during the fiscal year were Amazon, Alphabet, Truist, Meta Platforms, and PNC Financial Services. All of those remain in the portfolio with the exception of Truist. The five top performing stocks during the fiscal year were TJX, Merck, Oracle, Trane Technologies, and Eaton Corporation, all of which remain in the portfolio.

The economy has remained fairly resilient in the face of significant increases in the Federal Funds Rate, as consumers still have excess savings from payments made by the government during COVID and the unemployment rate remains low. Spending patterns have shifted as spending on durable goods has downshifted after outsized spending during COVID, while spending on travel and other services has recovered from depressed levels during the pandemic.

Equity markets were challenged during the fiscal year as rates were increased by the Federal Reserve (the “Fed”) putting pressure on valuation levels for equities, especially longer duration growth-oriented stocks. We believe that going forward the more important question will be how the economy performs, as this will drive corporate earnings and cash flow. A number of historically successful indicators suggest that we are not out of the woods on the economic front. An inverted yield curve and declining Leading Economic Indicators are still pointing toward economic risk. The strong employment picture may be the final determinant of whether or not the economy slips into recession. To date unemployment rates are near historical lows and it is hard to have a recession of any magnitude if most folks are working.

10-year Treasury yields peaked just above 4% in early March but nosedived under 3.5% when the Fed’s extreme rate hiking finally broke something important: Silicon Valley Bank (SVB). SVB was an integral cog in the tech incubation ecosystem and found itself running short of cash as the difficult funding markets last year forced start-ups to tap cash reserves and lines of credit. It did

1

LETTER TO SHAREHOLDERS	March 31, 2023

have a large portfolio of government bonds to sell, but there were big imbedded losses because of the Fed’s historic rate hiking (when rates go up, bond values go down) and SVB’s failure to hedge the interest rate risk. Word got out that SVB was in trouble, and an epic run on the bank forced its closure three working days later—the second largest bank failure in our history…in three days. The less well-known Signature Bank in New York also failed that same weekend, the third largest bank failure in U.S. history. Rarely do you see the flames before you smell smoke, but panic happens fast these days. Markets wasted no time in their pitiless hunt for the next victim (most banks hold government securities with at least some imbedded losses), and the Fed was forced to guarantee ALL deposits at both banks and authorize an emergency lending vehicle so banks could avoid taking losses on their bond holdings. This eventually quieted things, but the fact remains that money market rates are attractive for the first time in quite a while and are pulling time deposits out of banks. Banking stress will continue; the odds of a recession have risen.

Stocks have essentially been in a trading range for the past year; they’re waiting to see which way the economy and earnings break. Fair to say we are doing the same – at the end of March 2023, the Fund was 91.87% invested in a diversified portfolio of equities, while the Fund had 8.13% in cash. The Fund was slightly overweight the Communications, Consumer Staples, Energy and Technology sectors and underweight Consumer Discretionary, Financials, Health Care, Materials, Utility and Real Estate sectors at the end of the quarter.

The above performance is presented net of fees. Current performance may be higher or lower than the performance quoted above. You may obtain performance data current to the most recent month-end by calling our toll free telephone number: 1-800-787-7414. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

The opinions expressed are those of Brockenbrough. The opinions referenced are as of the date of publication and are subject to change due to changes in the market of economic conditions and may not necessarily come to pass. Forward-looking statements cannot be guaranteed. Brockenbrough is an investment adviser registered with the U.S. Securities and Exchange Commission. Registration does not imply a certain level of skill or training. More information about Brockenbrough’s investment advisory services can be found in its Form ADV Part 2, which is available upon request.

2

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the S&P 500® Index

	Average Annual Total Returns
	(for periods ended March 31, 2023)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund (a)	-5.89%	11.19%	10.82%
S&P 500® Index	-7.73%	11.19%	12.24%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2023 (Unaudited)

Asset Allocation (% of Net Assets)

% of
Ten Largest Equity Holdings	Net Assets
Apple, Inc.	5.8%
Microsoft Corporation	4.5%
Vanguard Information Technology ETF	3.3%
Alphabet, Inc. - Class A and C	3.2%
Meta Platforms, Inc. - Class A	3.1%
Chevron Corporation	2.7%
Amazon.com, Inc.	2.6%
JPMorgan Chase & Company	2.5%
Eaton Corporation plc	2.3%
Bookings Holdings, Inc.	2.3%

Sector Concentration vs. the S&P 500® Index

4

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2023
COMMON STOCKS — 83.4%	Shares	Value
Communications — 9.6%
Alphabet, Inc. - Class A (a)	3,320	$344,384
Alphabet, Inc. - Class C (a)	10,000	1,040,000
Booking Holdings, Inc. (a)	380	1,007,916
Meta Platforms, Inc. - Class A (a)	6,260	1,326,744
Walt Disney Company (The) (a)	4,300	430,559
		4,149,603
Consumer Discretionary — 7.0%
Amazon.com, Inc. (a)	10,700	1,105,203
Ford Motor Company	26,500	333,900
Home Depot, Inc. (The)	1,350	398,412
Lowe’s Companies, Inc.	2,300	459,931
TJX Companies, Inc. (The)	9,100	713,076
		3,010,522
Consumer Staples — 7.8%
PepsiCo, Inc.	2,690	490,387
Procter & Gamble Company (The)	5,100	758,319
Target Corporation	4,300	712,209
Unilever plc - ADR	18,505	960,965
Walmart, Inc.	3,000	442,350
		3,364,230
Energy — 6.0%
Chevron Corporation	7,200	1,174,752
Exxon Mobil Corporation	2,250	246,735
Schlumberger Ltd.	12,545	615,960
TotalEnergies SE - ADR	9,500	560,975
		2,598,422
Financials — 9.7%
Ameriprise Financial, Inc.	2,950	904,175
Chubb Ltd.	1,800	349,524
Goldman Sachs Group, Inc. (The)	1,800	588,798
JPMorgan Chase & Company	8,300	1,081,573
Morgan Stanley	7,500	658,500
PNC Financial Services Group, Inc. (The)	4,800	610,080
		4,192,650
Health Care — 11.3%
Amgen, Inc.	1,300	314,275
CVS Health Corporation	8,500	631,635
Elevance Health, Inc.	1,650	758,686
Johnson & Johnson	4,000	620,000
Merck & Company, Inc.	4,000	425,560
Pfizer, Inc.	13,000	530,400

5

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 83.4% (Continued)	Shares	Value
Health Care — 11.3% (Continued)
Thermo Fisher Scientific, Inc.	1,400	$806,918
UnitedHealth Group, Inc.	1,600	756,144
		4,843,618
Industrials — 8.9%
Eaton Corporation plc	5,900	1,010,906
Lockheed Martin Corporation	825	390,002
Norfolk Southern Corporation	3,400	720,800
Raytheon Technologies Corporation	4,600	450,478
Trane Technologies plc	3,900	717,522
United Parcel Service, Inc. - Class B	2,800	543,172
		3,832,880
Materials — 1.3%
Eastman Chemical Company	6,700	565,078

Real Estate — 0.7%
American Tower Corporation	1,410	288,119

Technology — 21.1%
Adobe, Inc. (a)	1,400	539,518
Apple, Inc.	15,100	2,489,990
Applied Materials, Inc.	5,790	711,186
Broadcom, Inc.	1,300	834,002
Cisco Systems, Inc.	17,750	927,881
Microsoft Corporation	6,700	1,931,610
Oracle Corporation	10,000	929,200
Visa, Inc. - Class A	3,175	715,835
		9,079,222

Total Common Stocks (Cost $16,058,538)		$35,924,344

EXCHANGE-TRADED FUNDS — 8.6%	Shares	Value
Consumer Staples Select Sector SPDR Fund	7,550	$564,061
Invesco KBW Bank ETF	12,165	510,565
iShares Expanded Tech-Software Sector ETF	1,630	496,661
iShares Semiconductor ETF	1,600	711,472
Vanguard Information Technology ETF	3,700	1,426,239
Total Exchange-Traded Funds (Cost $1,968,766)		$3,708,998

6

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 8.1%	Shares	Value
Federated Hermes Government Obligations Fund -Institutional Class, 4.65% (b) (Cost $3,498,226)	3,498,226	$3,498,226

Total Investments at Value — 100.1%
(Cost $21,525,530)		$43,131,568

Liabilities in Excess of Other Assets — (0.1%)		(52,935)

Net Assets — 100.0%		$43,078,633

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

7

THE JAMESTOWN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023
ASSETS
Investments in securities:
At cost	$21,525,530
At value (Note 2)	$43,131,568
Receivable for capital shares purchased	622
Dividends receivable	33,875
Other assets	3,288
TOTAL ASSETS	43,169,353

LIABILITIES
Distributions payable	3,020
Payable for capital shares redeemed	52,017
Accrued investment advisory fees (Note 4)	26,198
Payable to administrator (Note 4)	6,000
Other accrued expenses	3,485
TOTAL LIABILITIES	90,720

NET ASSETS	$43,078,633

Net assets consist of:
Paid-in capital	$20,491,831
Distributable earnings	22,586,802
Net assets	$43,078,633

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,674,306

Net asset value, offering price and redemption price per share (Note 2)	$25.73

See accompanying notes to financial statements.

8

THE JAMESTOWN EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended March 31, 2023
INVESTMENT INCOME
Dividends	$879,539
Foreign withholding taxes on dividends	(5,747)
TOTAL INVESTMENT INCOME	873,792

EXPENSES
Investment advisory fees (Note 4)	280,284
Administration fees (Note 4)	60,000
Trustees’ fees and expenses (Note 4)	19,632
Audit and tax services fees	15,911
Registration and filing fees	14,512
Compliance service fees (Note 4)	12,000
Legal fees	11,349
Shareholder reporting expense	7,758
Custodian and bank service fees	7,542
Postage and supplies	4,482
Shareholder servicing fees (Note 4)	4,271
Insurance expense	1,448
Other expenses	7,857
TOTAL EXPENSES	447,046
Fees voluntarily waived by the Adviser (Note 4)	(37,400)
NET EXPENSES	409,646

NET INVESTMENT INCOME	464,146

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	3,251,417
Net change in unrealized appreciation (depreciation) on investments	(6,891,866)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(3,640,449)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,176,303)

See accompanying notes to financial statements.

9

THE JAMESTOWN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2023	2022
FROM OPERATIONS
Net investment income	$464,146	$261,336
Net realized gains on investment transactions	3,251,417	4,239,158
Net change in unrealized appreciation (depreciation) on investments	(6,891,866)	1,661,988
Net increase (decrease) in net assets resulting from operations	(3,176,303)	6,162,482

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(5,789,948)	(2,031,746)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	341,376	632,455
Net asset value of shares issued in reinvestment of distributions to shareholders	5,648,746	1,946,154
Payments for shares redeemed	(4,136,511)	(3,917,381)
Net increase (decrease) in net assets from capital share transactions	1,853,611	(1,338,772)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,112,640)	2,791,964

NET ASSETS
Beginning of year	50,191,273	47,399,309
End of year	$43,078,633	$50,191,273

CAPITAL SHARE ACTIVITY
Shares sold	13,459	20,108
Shares reinvested	225,428	61,648
Shares redeemed	(161,336)	(121,490)
Net increase (decrease) in shares outstanding	77,551	(39,734)
Shares outstanding, beginning of year	1,596,755	1,636,489
Shares outstanding, end of year	1,674,306	1,596,755

See accompanying notes to financial statements.

10

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2023	2022	2021	2020	2019
Net asset value at beginning of year	$31.43	$28.96	$19.08	$21.79	$22.10

Income (loss) from investment operations:
Net investment income (a)	0.28	0.16	0.17	0.22	0.24
Net realized and unrealized gains (losses) on investments	(2.38)	3.57	11.05	(1.35)	1.10
Total from investment operations	(2.10)	3.73	11.22	(1.13)	1.34

Less distributions from:
Net investment income	(0.28)	(0.16)	(0.18)	(0.22)	(0.24)
Net realized gains	(3.32)	(1.10)	(1.16)	(1.36)	(1.41)
Total distributions	(3.60)	(1.26)	(1.34)	(1.58)	(1.65)

Net asset value at end of year	$25.73	$31.43	$28.96	$19.08	$21.79

Total return (b)	(5.89%)	12.91%	60.23%	(6.17%)	6.40%

Net assets at end of year (000’s)	$43,078	$50,191	$47,399	$31,062	$36,658

Ratio of total expenses to average net assets (c)	1.04%	0.96%	1.05%	1.08%	1.03%

Ratio of net expenses to average net assets (c)(d)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets (a)(c)(d)	1.08%	0.51%	0.70%	0.96%	1.10%

Portfolio turnover rate	6%	8%	10%	18%	18%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests. Ratios were also determined based on net expenses after expense reimbursements through a previously directed brokerage arrangement.

(d)	Ratio was determined after voluntary advisory fee waivers by the Adviser and reimbursed expenses (Note 4).

See accompanying notes to financial statements.

11

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2023

1. Organization

The Jamestown Equity Fund (the “Fund”) is a diversified, no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Lowe, Brockenbrough & Company, Inc., d/b/a Brockenbrough (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

12

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of March 31, 2023, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,924,344	$—	$—	$35,924,344
Exchange-Traded Funds	3,708,998	—	—	3,708,998
Money Market Funds	3,498,226	—	—	3,498,226
Total	$43,131,568	$—	$—	$43,131,568

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the year ended March 31, 2023.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends received by the Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2023 and 2022 was as follows:

Years	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions
3/31/2023	$508,007	$5,280,591	$5,788,598
3/31/2022	$288,603	$1,746,016	$2,034,619

13

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings at March 31, 2023 was as follows:

Tax cost of investments	$21,589,159
Gross unrealized appreciation	$21,788,293
Gross unrealized depreciation	(245,884)
Net unrealized appreciation	21,542,409
Undistributed ordinary income	2,781
Undistributed long-term capital gains	1,044,632
Distributions payable	(3,020)
Distributable earnings	$22,586,802

The difference between the federal income tax cost of investments and the financial statement cost of investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) of the Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

14

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2023:

Purchase of investment securities	$2,538,753
Proceeds from sales of investment securities	$7,853,846

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2023, the Adviser voluntarily limited the total annual operating expenses of the Fund to 0.95% of average daily net assets; accordingly, the Adviser voluntarily waived $37,400 of its investment advisory fees during the year ended March 31, 2023. This amount is not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan (the “Plan”), which allows the Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the year ended March 31, 2023, the Fund incurred fees of $4,271 under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at

15

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2023, The Jamestown Equity Fund had 27.2% of the value of its net assets invested in common stocks and ETFs within the Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

THE JAMESTOWN EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Jamestown Equity Fund and

Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jamestown Equity Fund (the “Fund”), a series of Williamsburg Investment Trust, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 23, 2023

17

THE JAMESTOWN EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
* John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
* John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of The Cantor FBP Mutual Funds	Since September 1988
George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Equity Fund	Since January 1996
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

18

THE JAMESTOWN EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC. (a broker-dealer and investment adviser)

John T. Bruce is Senior Managing Director of Cantor Fitzgerald Investment Advisors, L.P. He previously was President, Director and member of the Executive Committee of Flippen, Bruce & Porter, Inc. (1985 to 2021).

George K. Jennison is retired. He previously was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Charles M. Caravati, III is a Managing Director of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Ultimus Fund Solutions, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

19

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 through March 31, 2023).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

20

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	October 1, 2022	March 31, 2023	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$1,156.40	0.95%	$5.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.19	0.95%	$4.78

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and on the Fund’s website www.jamestownfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2023, the Fund designated $5,280,591 as long-term capital gain distributions.

Qualified Dividend Income — The Fund designates 100% of its ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distributions that qualify under tax law. For the fiscal year ended March 31, 2023, 100% of the Fund’s ordinary income dividends qualifies for the corporate dividends received deduction.

21

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 15, 2022, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Jamestown Equity Fund (the “Fund”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreement for an additional one-year period.

Prior to the Board meeting, the Adviser provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreement with respect to the Fund. In approving the continuance of the Investment Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement.

The Independent Trustees’ evaluation of the quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the preceding year. The Independent Trustees considered that the Adviser had provided its views on the overall conditions of the economy and the markets during the 2022 calendar year. The Independent Trustees also considered the performance of the Fund for the 1-year, 3-year, 5-year, and 10-year periods ended September 30, 2022, compared to the Fund’s benchmark and peer group and noted that the Fund exceeded the performance of the S&P 500 Index over the 3-year and 5-year periods and had underperformed against the S&P 500 Index over 1-year and the 10-year periods. The Board noted that the Fund exceeded the performance of its Morningstar Large Cap Blend Peer Group over the 1-year, 3-year and 5-year periods, but had underperformed against its Morningstar Peer Group for the 10-year period. The Fund’s short-term and long-term performance was compared to the performance of its benchmark, a peer group of funds with similar investment objectives and strategies, and to the Adviser’s comparably managed private account. The Independent Trustees also considered: the scope and quality of the in-house capabilities of the Adviser and other resources that it dedicates to performing services for the Fund; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers; the Adviser’s compliance with investment policies of the Fund and applicable laws and regulations; information provided by management and the Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee; the business reputation of the Adviser; the qualifications of the Adviser’s key investment and compliance personnel; and the Adviser’s financial resources.

22

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

In reviewing the fees payable under the Investment Advisory Agreement, the Independent Trustees compared the advisory fees and overall expenses of the Fund (both before and after voluntary advisory fee waivers) with those of funds with similar investment objectives and strategies. The Independent Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Fund, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the Adviser’s representations that the Fund’s portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in any revenue sharing arrangements relating to the Fund. In evaluating the Fund’s advisory fees, the Trustees considered the complexity and quality of the investment process that is applied in the management of the Fund.

The Trustees considered the Fund’s investment strategy in comparison to the performance of its benchmark and peer group average, and the quality of services provided by LB&C to the Fund. Based on the consideration of the foregoing and such other information as was deemed relevant, including the factors and conclusions below, the Independent Trustees concluded that: (i) both the short- and long-term performance of The Jamestown Fund is good in comparison to the performance to its benchmark, and LB&C has provided quality services to the Fund; (ii) the advisory fee for the Fund, while higher than the average for similarly managed funds according to statistics derived from Morningstar, Inc., is reasonable in relation to the quality and level of services provided by LB&C; (iii) the total operating expense ratio of the Fund while higher, remains competitive when compared to the average expense ratio for comparable managed funds, according to statistics derived from Morningstar, Inc., (iv) LB&C’s commitment to limit overall operating expenses of the Fund by voluntarily waiving a portion of its investment advisory fees has enabled the Fund to increase returns for shareholders; and (v) the level of LB&C’s profitability with respect to its management of the Fund is reasonable.

Given the current size of the Fund and its expected growth, the Independent Trustees did not believe that, it was relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. However, the Independent Trustees noted the advisory fee schedule for the Fund contains a breakpoint that would reduce the advisory fee rate on assets above the specified level as the Fund’s assets increased. The Independent Trustees also considered the “fallout” benefits to the Adviser for its management of the Fund, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreement. Rather the Independent Trustees concluded, after weighing and balancing all factors considered, that it

23

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder, for an additional one-year period.

24

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THE JAMESTOWN EQUITY FUND www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
d/b/a Brockenbrough
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Robert S. Harris, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Jamestown-AR-23

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Dr. Robert S. Harris and Elizabeth W. Robertson. Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $137,000 and $129,500 with respect to the registrant’s fiscal years ended March 31, 2023 and 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $32,500 and $30,000 with respect to the registrant’s fiscal years ended March 31, 2023 and 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•	Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended March 31, 2023 and 2022, aggregate non-audit fees of $32,500 and $30,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)       Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Governance, Nominating, Compensation and QLCC Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ David K. James
David James, Secretary

Date	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund)

Date	June 2, 2023

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund)

Date	June 2, 2023

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	June 2, 2023

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	June 2, 2023

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	June 2, 2023

* Print the name and title of each signing officer under his or her signature.